Exhibit 99.2

The transactions are made for the securities of Japanese companies. The offer is subject to the disclosure requirements of Japan, which are different from those of the United States. Financial statements included in the document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the federal securities laws, since the issuer is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country. You may not be able to sue a foreign company or its officers or directors in a foreign court for violations of U.S. securities laws. It may be difficult to compel a foreign company and its affiliates to subject themselves to a U.S. court’s judgment.

You should be aware that the issuer may purchase securities otherwise than under the exchange offer, such as in the open market or privately negotiated purchases.

This document has been translated from the Japanese original for reference purposes only. In the event of any discrepancy between this translated document and the Japanese original, the original shall prevail.

[Translation]

Reference Documents for the Extraordinary General Meeting of Shareholders

<Separate Volume>

Extraordinary General Meeting of Shareholders

Agenda	No. 1: Approval of the Share Exchange Agreement between the Company and Resona Holdings

•	Attachment 1 to 14 of the Share Exchange Agreement

•	Articles of Incorporation of Resona Holdings, Inc.

Kansai Mirai Financial Group, Inc.

Securities Code 7321

Attachment 1: Outline of Series 1 Share Options of Kansai Mirai Financial Group, Inc.

1.	Name of Share Options

Series 1 Share Options of Kansai Mirai Financial Group, Inc.

2.	Class and Number of Shares Subject to Share Options

The class of shares subject to the share options shall be the shares of common stock of Kansai Mirai Financial Group, Inc. (the “Company”), and the number of shares subject to each share option (the “Number of Granted Shares”) shall be 237 shares; provided, however, that if the Company conducts share split (including the allotment of shares of common stock of the Company without contribution; hereinafter the same shall apply for the descriptions about a share split) or share consolidation on or after the date of allotment of the share options (the “Allotment Date”), the Number of Granted Shares shall be adjusted by using the following formula by rounding down any fractional share less than one (1) full share arising as a result of the adjustment:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall apply on and after the day immediately following the record date for the share split (or the effective date of the share split if the record date is not specified) in the event of a share split, or on and after the effective date of the share consolidation in the event of a share consolidation; provided, however, that if a share split is conducted subject to approval of an agenda for increasing the amount of capital or reserves by reducing the amount of surplus at a general meeting of shareholders, and the record date for the share split is a day on or before the closing day of such general meeting of shareholders, the Number of Granted Shares after adjustment shall apply on and after the day following the closing day of such general meeting of shareholders, retroactively commencing on the day immediately following such record date.

Furthermore, on and after the Allotment Date, if the Company conducts merger or company split, or otherwise an adjustment of the Number of Granted Shares is necessary in a situation similar to the foregoing, the Company may adjust the Number of Granted Shares appropriately to a reasonable extent.

Upon making any adjustment of the Number of Granted Shares, the Company shall notify the persons holding each share option described in the share option registry (such persons are hereinafter called the “Share Option Holders”) of, or provide public notice of, necessary matters on or before the day immediately preceding the day on which the Number of Granted Shares after adjustment becomes applicable; provided, however, that if the Company is unable to provide notification or public notice on or before the day immediately preceding such date of application, the Company shall provide notification or public notice promptly after such date of application.

3.	Value of Property to Be Contributed upon Exercise of Share Options

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the exercise value of one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise Period of Share Options

From April 1, 2018 to July 20, 2042

5.	Matters concerning Capital and Capital Reserves to Be Increased upon Issuance of Shares through Exercise of Share Options

(1)

The amount by which the capital will increase if shares are issued upon the exercise of the share options will be an amount that is one-half of the maximum amount of increase in the capital and other reserves calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting of Japan by rounding up any fractional share less than one (1) full share arising as a result of the calculation.

(2)

The amount by which the capital reserves will increase if shares are issued upon the exercise of the share options shall be the amount obtained by subtracting the amount of the capital to be increased as specified in (1) above from the maximum amount of increase in the capital and other reserves specified in (1) above.

6.	Restriction on Acquisition of Share Options by Transfer

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company.

7.	Acquisition of Share Options by the Company

If any of the proposals listed in (1), (2), (3), (4) or (5) below is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary), the Company may acquire the share options without consideration on the day separately specified by the board of directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company is the absorbed company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company is the split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company is the wholly owned subsidiary;

(4)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions for all shares issued by the Company, requiring the approval of the Company for acquisition of such shares by transfer; or

(5)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions of the class of shares subject to share options, requiring the approval of the Company for acquisition of such class of shares or setting forth that all such class of shares should be acquired by the Company through a resolution adopted at a general meeting of shareholders.

8.	Policy for Deciding Terms and Conditions for Delivery of Share Options of a Company subject to Restructuring in Organization Restructuring

In the event that the Company conducts a merger (limited to cases where the Company becomes the absorbed company), an absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company becomes the split company), or a share exchange or share transfer (in each event, limited to cases where the Company becomes the wholly owned subsidiary) (collectively, “Organization Restructuring Action”), the share options of any of the stock companies listed in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act of Japan (such companies are collectively called the “Company Subject to Restructuring”) shall be delivered to the Share Option Holders holding the share options remaining (the “Remaining Share Options”) as of the time immediately before the effective date of the Organization Restructuring Action (which means: (a) the day on which an absorption-type merger comes into effect in the event of an absorption-type merger; (b) the day on which a stock company incorporated through a consolidation-type merger is established in the evet of a consolidation-type merger; (c) the day on which an absorption-type company split comes into effect in the event of an absorption-type company split; (d) the day on which a stock company incorporated through an incorporation-type company split is established in the event of an incorporation-type company split; (e) the day on which a share exchange comes into effect in the event of a share exchange; or (f) the day on which a wholly owning parent company incorporated through a share transfer is established in the event of a share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of the Company Subject to Restructuring shall be delivered in accordance with each of the following terms and conditions:

(1)	Number of share options of the Company Subject to Restructuring to be delivered:

The share options shall be delivered in the number equal to the number of the Remaining Share Options held by the Share Option Holders.

(2)	Class of shares of the Company Subject to Restructuring which are subject to share options:

The class of shares shall be common shares of the Company Subject to Restructuring.

(3)	Number of shares of the Company Subject to Restructuring which are subject to share options:

The number of shares shall be determined pursuant to (2) above by taking into consideration the terms and conditions, etc. of the Organization Restructuring Action.

(4)	Value of property to be contributed upon exercise of share options:

The value of the property to be contributed upon exercise of each share option delivered shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares subject to the share options of the Company Subject to Restructuring to be determined pursuant to (3) above. The Exercise Value after Restructuring shall be one (1) yen per share of the shares of the Company Subject to Restructuring which may be delivered through exercise of each such share option to be delivered.

(5)	Exercise period of share options:

The exercise period shall be the period commencing on (a) the starting date of the exercise period of the share options stipulated in 4. above or (b) the effective date of the Organization Restructuring Action, whichever is later, and ending on the expiration date of the exercise period of the share options stipulated in 4. above.

(6)	Matters related to the capital and capital reserves to be increased upon issuance of shares through exercise of share options:

To be determined pursuant to 5. above.

(7)	Restriction on acquisition of share options by transfer:

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company Subject to Restructuring.

(8)	Terms and conditions for acquisition of share options:

Tol be determined pursuant to 7. above.

(9)	Other terms and conditions for exercise of share options:

To be determined pursuant to 10. below.

9.	Arrangement for the Treatment of Any Fraction Less than One (1) Full Share Arising upon Exercise of Share Options

If the number of shares to be delivered to a Share Option Holder who has exercised the share options includes any fraction less than one (1) full share, such fraction shall be rounded down.

10.	Other Terms and Conditions for Exercise of Share Options

(1)

The Share Option Holders may, within the period specified in 4. above, exercise the share options on and after the day immediately following the day on which such Share Option Holders cease to hold their status as either a director or an executive officer of The Minato Bank, Ltd. (such day is called the “Date of Loss of Status”).

(2)

Notwithstanding the provisions of (1) above, the Share Option Holders may, within the period specified in 4. above, exercise the share options only within the respective period stipulated below in the event either of the following situations under (a) and (b) may occur (except, in case of (b), where it is stipulated in a relevant merger agreement, share exchange agreement or share transfer plan that the share options of the Company Subject to Restructuring shall be delivered to the Share Option Holders pursuant to 8. above):

(a)	The Date of Loss of Status did not occur to the Share Option Holder on or before July 20, 2041:

From July 21, 2041 to July 20, 2042

(b)

A proposal for approval of a merger agreement under which the Company becomes the absorbed company, or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes the wholly owned subsidiary, is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary):

Fifteen (15) days from the day immediately following the date of such approval

(3)	The provisions under (1) and (2)(a) above shall not apply to any person who has obtained the share options by inheritance.

(4)	A Share Option Holder may not exercise its share options if it has waived such share options.

11.	Amount of Payment for Share Options

No money is required to be paid in exchange for the share options.

12.	Date of Allotment of Share Options

April 1, 2018

13.	Procedures for Placing Share Option Exercise Request and Making Payment

(1)

Upon exercise of the share options, a “Request for Exercise of Share Options” in the form specified by the Company, with necessary information, name and seal contained within it, shall be submitted to the department for receiving such requests as designated by the Company.

(2)

Concurrently with the submission of a “Request for Exercise of Share Options” under (1) above, the amount obtained by multiplying the value of property to be contributed upon exercise of each share option by the number of the share options shall be paid in full by transfer to the account at a financial institution receiving the payment, which is designated by the Company, in cash at or before the time designated by the Company.

14.	Effective Time of Exercise of Share Options

(1)

The Share Option Holders who have exercised the share options shall become the shareholders of common shares of the Company which are the subject of the share options, pursuant to the provisions of the applicable laws and regulations.

(2)

Immediately after completion of the procedures for exercising the share options, the Company shall follow the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, in his/her account that he/she has opened in advance with a financial instruments business operator, etc. or any other institution designated by the Company.

15.	Handling of Matters Associated with Replacement of Words in Provisions of these Terms and Conditions and Other Measures

If replacement of words in the provisions of these Terms and Conditions or other measures are necessary, the Company may amend these Terms and Conditions by using any method deemed appropriate by the Company to handle matters related to such measures in accordance with the provisions of the Companies Act of Japan and the intent of the share options, and any such amendment shall be deemed to be incorporated in these Terms and Conditions.

16.	Public Notice of Terms and Conditions for Issuance of Share Options

The Company shall keep the original copy of the terms and conditions of share options at its head office and make them available to the Share Option Holders during its business hours.

Attachment 2: Outline of Series 1 Share Options of Resona Holdings, Inc.

1.	Name of Share Options

Series 1 Share Options of Resona Holdings, Inc.

2.	Class and Number of Shares Subject to Share Options

The class of shares subject to the share options shall be the shares of common stock of Resona Holdings, Inc. (the “Company”), and the number of shares subject to each share option (the “Number of Granted Shares”) shall be 336 shares; provided, however, that if the Company conducts share split (including the allotment of shares of common stock of the Company without contribution; hereinafter the same shall apply for the descriptions about a share split) or share consolidation on or after the date of allotment of the share options (the “Allotment Date”), the Number of Granted Shares shall be adjusted by using the following formula by rounding down any fractional share less than one (1) full share arising as a result of the adjustment:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall apply on and after the day immediately following the record date for the share split (or the effective date of the share split if the record date is not specified) in the event of a share split, or on and after the effective date of the share consolidation in the event of a share consolidation; provided, however, that if a share split is conducted subject to approval of an agenda for increasing the amount of capital or reserves by reducing the amount of surplus at a general meeting of shareholders, and the record date for the share split is a day on or before the closing day of such general meeting of shareholders, the Number of Granted Shares after adjustment shall apply on and after the day following the closing day of such general meeting of shareholders, retroactively commencing on the day immediately following such record date.

Furthermore, on and after the Allotment Date, if the Company conducts merger or company split, or otherwise an adjustment of the Number of Granted Shares is necessary in a situation similar to the foregoing, the Company may adjust the Number of Granted Shares appropriately to a reasonable extent.

Upon making any adjustment of the Number of Granted Shares, the Company shall notify the persons holding each share option described in the share option registry (such persons are hereinafter called the “Share Option Holders”) of, or provide public notice of, necessary matters on or before the day immediately preceding the day on which the Number of Granted Shares after adjustment becomes applicable; provided, however, that if the Company is unable to provide notification or public notice on or before the day immediately preceding such date of application, the Company shall provide notification or public notice promptly after such date of application.

3.	Value of Property to Be Contributed upon Exercise of Share Options

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the exercise value of one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise Period of Share Options

From April 1, 2021 to July 20, 2042

5.	Matters concerning Capital and Capital Reserves to Be Increased upon Issuance of Shares through Exercise of Share Options

(1)

The amount by which the capital will increase if shares are issued upon the exercise of the share options will be an amount that is one-half of the maximum amount of increase in the capital and other reserves calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting of Japan by rounding up any fractional share less than one (1) full share arising as a result of the calculation.

(2)

The amount by which the capital reserves will increase if shares are issued upon the exercise of the share options shall be the amount obtained by subtracting the amount of the capital to be increased as specified in (1) above from the maximum amount of increase in the capital and other reserves specified in (1) above.

6.	Restriction on Acquisition of Share Options by Transfer

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company.

7.	Acquisition of Share Options by the Company

If any of the proposals listed in (1), (2), (3), (4) or (5) below is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary), the Company may acquire the share options without consideration on the day separately specified by the board of directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company is the absorbed company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company is the split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company is the wholly owned subsidiary;

(4)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions for all shares issued by the Company, requiring the approval of the Company for acquisition of such shares by transfer; or

(5)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions of the class of shares subject to share options, requiring the approval of the Company for acquisition of such class of shares or setting forth that all such class of shares should be acquired by the Company through a resolution adopted at a general meeting of shareholders.

8.	Policy for Deciding Terms and Conditions for Delivery of Share Options of a Company subject to Restructuring in Organization Restructuring

In the event that the Company conducts a merger (limited to cases where the Company becomes the absorbed company), an absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company becomes the split company), or a share exchange or share transfer (in each event, limited to cases where the Company becomes the wholly owned subsidiary) (collectively, “Organization Restructuring Action”), the share options of any of the stock companies listed in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act of Japan (such companies are collectively called the “Company Subject to Restructuring”) shall be delivered to the Share Option Holders holding the share options remaining (the “Remaining Share Options”) as of the time immediately before the effective date of the Organization Restructuring Action (which means: (a) the day on which an absorption-type merger comes into effect in the event of an absorption-type merger; (b) the day on which a stock company incorporated through a consolidation-type merger is established in the evet of a consolidation-type merger; (c) the day on which an absorption-type company split comes into effect in the event of an absorption-type company split; (d) the day on which a stock company incorporated through an incorporation-type company split is established in the event of an incorporation-type company split; (e) the day on which a share exchange comes into effect in the event of a share exchange; or (f) the day on which a wholly owning parent company incorporated through a share transfer is established in the event of a share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of the Company Subject to Restructuring shall be delivered in accordance with each of the following terms and conditions:

(1)	Number of share options of the Company Subject to Restructuring to be delivered:

The share options shall be delivered in the number equal to the number of the Remaining Share Options held by the Share Option Holders.

(2)	Class of shares of the Company Subject to Restructuring which are subject to share options:

The class of shares shall be common shares of the Company Subject to Restructuring.

(3)	Number of shares of the Company Subject to Restructuring which are subject to share options:

The number of shares shall be determined pursuant to (2) above by taking into consideration the terms and conditions, etc. of the Organization Restructuring Action.

(4)	Value of property to be contributed upon exercise of share options:

The value of the property to be contributed upon exercise of each share option delivered shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares subject to the share options of the Company Subject to Restructuring to be determined pursuant to (3) above. The Exercise Value after Restructuring shall be one (1) yen per share of the shares of the Company Subject to Restructuring which may be delivered through exercise of each such share option to be delivered.

(5)	Exercise period of share options:

The exercise period shall be the period commencing on (a) the starting date of the exercise period of the share options stipulated in 4. above or (b) the effective date of the Organization Restructuring Action, whichever is later, and ending on the expiration date of the exercise period of the share options stipulated in 4. above.

(6)	Matters related to the capital and capital reserves to be increased upon issuance of shares through exercise of share options:

To be determined pursuant to 5. above.

(7)	Restriction on acquisition of share options by transfer:

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company Subject to Restructuring.

(8)	Terms and conditions for acquisition of share options:

Tol be determined pursuant to 7. above.

(9)	Other terms and conditions for exercise of share options:

To be determined pursuant to 10. below.

9.	Arrangement for the Treatment of Any Fraction Less than One (1) Full Share Arising upon Exercise of Share Options

If the number of shares to be delivered to a Share Option Holder who has exercised the share options includes any fraction less than one (1) full share, such fraction shall be rounded down.

10.	Other Terms and Conditions for Exercise of Share Options

(1)

The Share Option Holders may, within the period specified in 4. above, exercise the share options on and after the day immediately following the day on which such Share Option Holders cease to hold their status as either a director or an executive officer of The Minato Bank, Ltd. (such day is called the “Date of Loss of Status”).

(2)

Notwithstanding the provisions of (1) above, the Share Option Holders may, within the period specified in 4. above, exercise the share options only within the respective period stipulated below in the event either of the following situations under (a) and (b) may occur (except, in case of (b), where it is stipulated in a relevant merger agreement, share exchange agreement or share transfer plan that the share options of the Company Subject to Restructuring shall be delivered to the Share Option Holders pursuant to 8. above):

(a)	The Date of Loss of Status did not occur to the Share Option Holder on or before July 20, 2041:

From July 21, 2041 to July 20, 2042

(b)

A proposal for approval of a merger agreement under which the Company becomes the absorbed company, or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes the wholly owned subsidiary, is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary):

Fifteen (15) days from the day immediately following the date of such approval

(3)	The provisions under (1) and (2)(a) above shall not apply to any person who has obtained the share options by inheritance.

(4)	A Share Option Holder may not exercise its share options if it has waived such share options.

11.	Amount of Payment for Share Options

No money is required to be paid in exchange for the share options.

12.	Date of Allotment of Share Options

April 1, 2021

13.	Procedures for Placing Share Option Exercise Request and Making Payment

(1)

Upon exercise of the share options, a “Request for Exercise of Share Options” in the form specified by the Company, with necessary information, name and seal contained within it, shall be submitted to the department for receiving such requests as designated by the Company.

(2)

Concurrently with the submission of a “Request for Exercise of Share Options” under (1) above, the amount obtained by multiplying the value of property to be contributed upon exercise of each share option by the number of the share options shall be paid in full by transfer to the account at a financial institution receiving the payment, which is designated by the Company, in cash at or before the time designated by the Company.

14.	Effective Time of Exercise of Share Options

(1)

The Share Option Holders who have exercised the share options shall become the shareholders of common shares of the Company which are the subject of the share options, pursuant to the provisions of the applicable laws and regulations.

(2)

Immediately after completion of the procedures for exercising the share options, the Company shall follow the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, in his/her account that he/she has opened in advance with a financial instruments business operator, etc. or any other institution designated by the Company.

15.	Handling of Matters Associated with Replacement of Words in Provisions of these Terms and Conditions and Other Measures

If replacement of words in the provisions of these Terms and Conditions or other measures are necessary, the Company may amend these Terms and Conditions by using any method deemed appropriate by the Company to handle matters related to such measures in accordance with the provisions of the Companies Act of Japan and the intent of the share options, and any such amendment shall be deemed to be incorporated in these Terms and Conditions.

16.	Public Notice of Terms and Conditions for Issuance of Share Options

The Company shall keep the original copy of the terms and conditions of share options at its head office and make them available to the Share Option Holders during its business hours.

Attachment 3: Outline of Series 2 Share Options of Kansai Mirai Financial Group, Inc.

1.	Name of Share Options

Series 2 Share Options of Kansai Mirai Financial Group, Inc.

2.	Class and Number of Shares Subject to Share Options

The class of shares subject to the share options shall be the shares of common stock of Kansai Mirai Financial Group, Inc. (the “Company”), and the number of shares subject to each share option (the “Number of Granted Shares”) shall be 237 shares; provided, however, that if the Company conducts share split (including the allotment of shares of common stock of the Company without contribution; hereinafter the same shall apply for the descriptions about a share split) or share consolidation on or after the date of allotment of the share options (the “Allotment Date”), the Number of Granted Shares shall be adjusted by using the following formula by rounding down any fractional share less than one (1) full share arising as a result of the adjustment:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall apply on and after the day immediately following the record date for the share split (or the effective date of the share split if the record date is not specified) in the event of a share split, or on and after the effective date of the share consolidation in the event of a share consolidation; provided, however, that if a share split is conducted subject to approval of an agenda for increasing the amount of capital or reserves by reducing the amount of surplus at a general meeting of shareholders, and the record date for the share split is a day on or before the closing day of such general meeting of shareholders, the Number of Granted Shares after adjustment shall apply on and after the day following the closing day of such general meeting of shareholders, retroactively commencing on the day immediately following such record date.

Furthermore, on and after the Allotment Date, if the Company conducts merger or company split, or otherwise an adjustment of the Number of Granted Shares is necessary in a situation similar to the foregoing, the Company may adjust the Number of Granted Shares appropriately to a reasonable extent.

Upon making any adjustment of the Number of Granted Shares, the Company shall notify the persons holding each share option described in the share option registry (such persons are hereinafter called the “Share Option Holders”) of, or provide public notice of, necessary matters on or before the day immediately preceding the day on which the Number of Granted Shares after adjustment becomes applicable; provided, however, that if the Company is unable to provide notification or public notice on or before the day immediately preceding such date of application, the Company shall provide notification or public notice promptly after such date of application.

3.	Value of Property to Be Contributed upon Exercise of Share Options

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the exercise value of one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise Period of Share Options

From April 1, 2018 to July 19, 2043

5. Matters concerning Capital and Capital Reserves to Be Increased upon Issuance of Shares through Exercise of Share Options

(1)

The amount by which the capital will increase if shares are issued upon the exercise of the share options will be an amount that is one-half of the maximum amount of increase in the capital and other reserves calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting of Japan by rounding up any fractional share less than one (1) full share arising as a result of the calculation.

(2)

The amount by which the capital reserves will increase if shares are issued upon the exercise of the share options shall be the amount obtained by subtracting the amount of the capital to be increased as specified in (1) above from the maximum amount of increase in the capital and other reserves specified in (1) above.

6.	Restriction on Acquisition of Share Options by Transfer

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company.

7.	Acquisition of Share Options by the Company

If any of the proposals listed in (1), (2), (3), (4) or (5) below is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary), the Company may acquire the share options without consideration on the day separately specified by the board of directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company is the absorbed company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company is the split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company is the wholly owned subsidiary;

(4)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions for all shares issued by the Company, requiring the approval of the Company for acquisition of such shares by transfer; or

(5)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions of the class of shares subject to share options, requiring the approval of the Company for acquisition of such class of shares or setting forth that all such class of shares should be acquired by the Company through a resolution adopted at a general meeting of shareholders.

8.	Policy for Deciding Terms and Conditions for Delivery of Share Options of a Company subject to Restructuring in Organization Restructuring

In the event that the Company conducts a merger (limited to cases where the Company becomes the absorbed company), an absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company becomes the split company), or a share exchange or share transfer (in each event, limited to cases where the Company becomes the wholly owned subsidiary) (collectively, “Organization Restructuring Action”), the share options of any of the stock companies listed in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act of Japan (such companies are collectively called the “Company Subject to Restructuring”) shall be delivered to the Share Option Holders holding the share options remaining (the “Remaining Share Options”) as of the time immediately before the effective date of the Organization Restructuring Action (which means: (a) the day on which an absorption-type merger comes into effect in the event of an absorption-type merger; (b) the day on which a stock company incorporated through a consolidation-type merger is established in the evet of a consolidation-type merger; (c) the day on which an absorption-type company split comes into effect in the event of an absorption-type company split; (d) the day on which a stock company incorporated through an incorporation-type company split is established in the event of an incorporation-type company split; (e) the day on which a share exchange comes into effect in the event of a share exchange; or (f) the day on which a wholly owning parent company incorporated through a share transfer is established in the event of a share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of the Company Subject to Restructuring shall be delivered in accordance with each of the following terms and conditions:

(1)	Number of share options of the Company Subject to Restructuring to be delivered:

The share options shall be delivered in the number equal to the number of the Remaining Share Options held by the Share Option Holders.

(2)	Class of shares of the Company Subject to Restructuring which are subject to share options:

The class of shares shall be common shares of the Company Subject to Restructuring.

(3)	Number of shares of the Company Subject to Restructuring which are subject to share options:

The number of shares shall be determined pursuant to (2) above by taking into consideration the terms and conditions, etc. of the Organization Restructuring Action.

(4)	Value of property to be contributed upon exercise of share options:

The value of the property to be contributed upon exercise of each share option delivered shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares subject to the share options of the Company Subject to Restructuring to be determined pursuant to (3) above. The Exercise Value after Restructuring shall be one (1) yen per share of the shares of the Company Subject to Restructuring which may be delivered through exercise of each such share option to be delivered.

(5)	Exercise period of share options:

The exercise period shall be the period commencing on (a) the starting date of the exercise period of the share options stipulated in 4. above or (b) the effective date of the Organization Restructuring Action, whichever is later, and ending on the expiration date of the exercise period of the share options stipulated in 4. above.

(6)	Matters related to the capital and capital reserves to be increased upon issuance of shares through exercise of share options:

To be determined pursuant to 5. above.

(7)	Restriction on acquisition of share options by transfer:

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company Subject to Restructuring.

(8)	Terms and conditions for acquisition of share options:

Tol be determined pursuant to 7. above.

(9)	Other terms and conditions for exercise of share options:

To be determined pursuant to 10. below.

9.	Arrangement for the Treatment of Any Fraction Less than One (1) Full Share Arising upon Exercise of Share Options

If the number of shares to be delivered to a Share Option Holder who has exercised the share options includes any fraction less than one (1) full share, such fraction shall be rounded down.

10.	Other Terms and Conditions for Exercise of Share Options

(1)

The Share Option Holders may, within the period specified in 4. above, exercise the share options on and after the day immediately following the day on which such Share Option Holders cease to hold their status as either a director or an executive officer of The Minato Bank, Ltd. (such day is called the “Date of Loss of Status”).

(2)

Notwithstanding the provisions of (1) above, the Share Option Holders may, within the period specified in 4. above, exercise the share options only within the respective period stipulated below in the event either of the following situations under (a) and (b) may occur (except, in case of (b), where it is stipulated in a relevant merger agreement, share exchange agreement or share transfer plan that the share options of the Company Subject to Restructuring shall be delivered to the Share Option Holders pursuant to 8. above):

(a)	The Date of Loss of Status did not occur to the Share Option Holder on or before July 19, 2042:

From July 20, 2042 to July 19, 2043

(b)

A proposal for approval of a merger agreement under which the Company becomes the absorbed company, or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes the wholly owned subsidiary, is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary):

Fifteen (15) days from the day immediately following the date of such approval

(3)	The provisions under (1) and (2)(a) above shall not apply to any person who has obtained the share options by inheritance.

(4)	A Share Option Holder may not exercise its share options if it has waived such share options.

11.	Amount of Payment for Share Options

No money is required to be paid in exchange for the share options.

12.	Date of Allotment of Share Options

April 1, 2018

13.	Procedures for Placing Share Option Exercise Request and Making Payment

(1)

Upon exercise of the share options, a “Request for Exercise of Share Options” in the form specified by the Company, with necessary information, name and seal contained within it, shall be submitted to the department for receiving such requests as designated by the Company.

(2)

Concurrently with the submission of a “Request for Exercise of Share Options” under (1) above, the amount obtained by multiplying the value of property to be contributed upon exercise of each share option by the number of the share options shall be paid in full by transfer to the account at a financial institution receiving the payment, which is designated by the Company, in cash at or before the time designated by the Company.

14.	Effective Time of Exercise of Share Options

(1)

The Share Option Holders who have exercised the share options shall become the shareholders of common shares of the Company which are the subject of the share options, pursuant to the provisions of the applicable laws and regulations.

(2)

Immediately after completion of the procedures for exercising the share options, the Company shall follow the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, in his/her account that he/she has opened in advance with a financial instruments business operator, etc. or any other institution designated by the Company.

15.	Handling of Matters Associated with Replacement of Words in Provisions of these Terms and Conditions and Other Measures

If replacement of words in the provisions of these Terms and Conditions or other measures are necessary, the Company may amend these Terms and Conditions by using any method deemed appropriate by the Company to handle matters related to such measures in accordance with the provisions of the Companies Act of Japan and the intent of the share options, and any such amendment shall be deemed to be incorporated in these Terms and Conditions.

16.	Public Notice of Terms and Conditions for Issuance of Share Options

The Company shall keep the original copy of the terms and conditions of share options at its head office and make them available to the Share Option Holders during its business hours.

Attachment 4: Outline of Series 2 Share Options of Resona Holdings, Inc.

1.	Name of Share Options

Series 2 Share Options of Resona Holdings, Inc.

2.	Class and Number of Shares Subject to Share Options

The class of shares subject to the share options shall be the shares of common stock of Resona Holdings, Inc. (the “Company”), and the number of shares subject to each share option (the “Number of Granted Shares”) shall be 336 shares; provided, however, that if the Company conducts share split (including the allotment of shares of common stock of the Company without contribution; hereinafter the same shall apply for the descriptions about a share split) or share consolidation on or after the date of allotment of the share options (the “Allotment Date”), the Number of Granted Shares shall be adjusted by using the following formula by rounding down any fractional share less than one (1) full share arising as a result of the adjustment:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall apply on and after the day immediately following the record date for the share split (or the effective date of the share split if the record date is not specified) in the event of a share split, or on and after the effective date of the share consolidation in the event of a share consolidation; provided, however, that if a share split is conducted subject to approval of an agenda for increasing the amount of capital or reserves by reducing the amount of surplus at a general meeting of shareholders, and the record date for the share split is a day on or before the closing day of such general meeting of shareholders, the Number of Granted Shares after adjustment shall apply on and after the day following the closing day of such general meeting of shareholders, retroactively commencing on the day immediately following such record date.

Furthermore, on and after the Allotment Date, if the Company conducts merger or company split, or otherwise an adjustment of the Number of Granted Shares is necessary in a situation similar to the foregoing, the Company may adjust the Number of Granted Shares appropriately to a reasonable extent.

Upon making any adjustment of the Number of Granted Shares, the Company shall notify the persons holding each share option described in the share option registry (such persons are hereinafter called the “Share Option Holders”) of, or provide public notice of, necessary matters on or before the day immediately preceding the day on which the Number of Granted Shares after adjustment becomes applicable; provided, however, that if the Company is unable to provide notification or public notice on or before the day immediately preceding such date of application, the Company shall provide notification or public notice promptly after such date of application.

3.	Value of Property to Be Contributed upon Exercise of Share Options

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the exercise value of one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise Period of Share Options

From April 1, 2021 to July 19, 2043

5.	Matters concerning Capital and Capital Reserves to Be Increased upon Issuance of Shares through Exercise of Share Options

(1)

The amount by which the capital will increase if shares are issued upon the exercise of the share options will be an amount that is one-half of the maximum amount of increase in the capital and other reserves calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting of Japan by rounding up any fractional share less than one (1) full share arising as a result of the calculation.

(2)

The amount by which the capital reserves will increase if shares are issued upon the exercise of the share options shall be the amount obtained by subtracting the amount of the capital to be increased as specified in (1) above from the maximum amount of increase in the capital and other reserves specified in (1) above.

6.	Restriction on Acquisition of Share Options by Transfer

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company.

7.	Acquisition of Share Options by the Company

If any of the proposals listed in (1), (2), (3), (4) or (5) below is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary), the Company may acquire the share options without consideration on the day separately specified by the board of directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company is the absorbed company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company is the split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company is the wholly owned subsidiary;

(4)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions for all shares issued by the Company, requiring the approval of the Company for acquisition of such shares by transfer; or

(5)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions of the class of shares subject to share options, requiring the approval of the Company for acquisition of such class of shares or setting forth that all such class of shares should be acquired by the Company through a resolution adopted at a general meeting of shareholders.

8.	Policy for Deciding Terms and Conditions for Delivery of Share Options of a Company subject to Restructuring in Organization Restructuring

In the event that the Company conducts a merger (limited to cases where the Company becomes the absorbed company), an absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company becomes the split company), or a share exchange or share transfer (in each event, limited to cases where the Company becomes the wholly owned subsidiary) (collectively, “Organization Restructuring Action”), the share options of any of the stock companies listed in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act of Japan (such companies are collectively called the “Company Subject to Restructuring”) shall be delivered to the Share Option Holders holding the share options remaining (the “Remaining Share Options”) as of the time immediately before the effective date of the Organization Restructuring Action (which means: (a) the day on which an absorption-type merger comes into effect in the event of an absorption-type merger; (b) the day on which a stock company incorporated through a consolidation-type merger is established in the evet of a consolidation-type merger; (c) the day on which an absorption-type company split comes into effect in the event of an absorption-type company split; (d) the day on which a stock company incorporated through an incorporation-type company split is established in the event of an incorporation-type company split; (e) the day on which a share exchange comes into effect in the event of a share exchange; or (f) the day on which a wholly owning parent company incorporated through a share transfer is established in the event of a share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of the Company Subject to Restructuring shall be delivered in accordance with each of the following terms and conditions:

(1)	Number of share options of the Company Subject to Restructuring to be delivered:

The share options shall be delivered in the number equal to the number of the Remaining Share Options held by the Share Option Holders.

(2)	Class of shares of the Company Subject to Restructuring which are subject to share options:

The class of shares shall be common shares of the Company Subject to Restructuring.

(3)	Number of shares of the Company Subject to Restructuring which are subject to share options:

The number of shares shall be determined pursuant to (2) above by taking into consideration the terms and conditions, etc. of the Organization Restructuring Action.

(4)	Value of property to be contributed upon exercise of share options:

The value of the property to be contributed upon exercise of each share option delivered shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares subject to the share options of the Company Subject to Restructuring to be determined pursuant to (3) above. The Exercise Value after Restructuring shall be one (1) yen per share of the shares of the Company Subject to Restructuring which may be delivered through exercise of each such share option to be delivered.

(5)	Exercise period of share options:

The exercise period shall be the period commencing on (a) the starting date of the exercise period of the share options stipulated in 4. above or (b) the effective date of the Organization Restructuring Action, whichever is later, and ending on the expiration date of the exercise period of the share options stipulated in 4. above.

(6)	Matters related to the capital and capital reserves to be increased upon issuance of shares through exercise of share options:

To be determined pursuant to 5. above.

(7)	Restriction on acquisition of share options by transfer:

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company Subject to Restructuring.

(8)	Terms and conditions for acquisition of share options:

Tol be determined pursuant to 7. above.

(9)	Other terms and conditions for exercise of share options:

To be determined pursuant to 10. below.

9.	Arrangement for the Treatment of Any Fraction Less than One (1) Full Share Arising upon Exercise of Share Options

If the number of shares to be delivered to a Share Option Holder who has exercised the share options includes any fraction less than one (1) full share, such fraction shall be rounded down.

10.	Other Terms and Conditions for Exercise of Share Options

(1)

The Share Option Holders may, within the period specified in 4. above, exercise the share options on and after the day immediately following the day on which such Share Option Holders cease to hold their status as either a director or an executive officer of The Minato Bank, Ltd. (such day is called the “Date of Loss of Status”).

(2)

Notwithstanding the provisions of (1) above, the Share Option Holders may, within the period specified in 4. above, exercise the share options only within the respective period stipulated below in the event either of the following situations under (a) and (b) may occur (except, in case of (b), where it is stipulated in a relevant merger agreement, share exchange agreement or share transfer plan that the share options of the Company Subject to Restructuring shall be delivered to the Share Option Holders pursuant to 8. above):

(a)	The Date of Loss of Status did not occur to the Share Option Holder on or before July 19, 2042:

From July 20, 2042 to July 19, 2043

(b)

A proposal for approval of a merger agreement under which the Company becomes the absorbed company, or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes the wholly owned subsidiary, is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary):

Fifteen (15) days from the day immediately following the date of such approval

(3)	The provisions under (1) and (2)(a) above shall not apply to any person who has obtained the share options by inheritance.

(4)	A Share Option Holder may not exercise its share options if it has waived such share options.

11.	Amount of Payment for Share Options

No money is required to be paid in exchange for the share options.

12.	Date of Allotment of Share Options

April 1, 2021

13.	Procedures for Placing Share Option Exercise Request and Making Payment

(1)

Upon exercise of the share options, a “Request for Exercise of Share Options” in the form specified by the Company, with necessary information, name and seal contained within it, shall be submitted to the department for receiving such requests as designated by the Company.

(2)

Concurrently with the submission of a “Request for Exercise of Share Options” under (1) above, the amount obtained by multiplying the value of property to be contributed upon exercise of each share option by the number of the share options shall be paid in full by transfer to the account at a financial institution receiving the payment, which is designated by the Company, in cash at or before the time designated by the Company.

14.	Effective Time of Exercise of Share Options

(1)

The Share Option Holders who have exercised the share options shall become the shareholders of common shares of the Company which are the subject of the share options, pursuant to the provisions of the applicable laws and regulations.

(2)

Immediately after completion of the procedures for exercising the share options, the Company shall follow the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, in his/her account that he/she has opened in advance with a financial instruments business operator, etc. or any other institution designated by the Company.

15.	Handling of Matters Associated with Replacement of Words in Provisions of these Terms and Conditions and Other Measures

If replacement of words in the provisions of these Terms and Conditions or other measures are necessary, the Company may amend these Terms and Conditions by using any method deemed appropriate by the Company to handle matters related to such measures in accordance with the provisions of the Companies Act of Japan and the intent of the share options, and any such amendment shall be deemed to be incorporated in these Terms and Conditions.

16.	Public Notice of Terms and Conditions for Issuance of Share Options

The Company shall keep the original copy of the terms and conditions of share options at its head office and make them available to the Share Option Holders during its business hours.

Attachment 5: Outline of Series 3 Share Options of Kansai Mirai Financial Group, Inc.

1.	Name of Share Options

Series 3 Share Options of Kansai Mirai Financial Group, Inc.

2.	Class and Number of Shares Subject to Share Options

The class of shares subject to the share options shall be the shares of common stock of Kansai Mirai Financial Group, Inc. (the “Company”), and the number of shares subject to each share option (the “Number of Granted Shares”) shall be 237 shares; provided, however, that if the Company conducts share split (including the allotment of shares of common stock of the Company without contribution; hereinafter the same shall apply for the descriptions about a share split) or share consolidation on or after the date of allotment of the share options (the “Allotment Date”), the Number of Granted Shares shall be adjusted by using the following formula by rounding down any fractional share less than one (1) full share arising as a result of the adjustment:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall apply on and after the day immediately following the record date for the share split (or the effective date of the share split if the record date is not specified) in the event of a share split, or on and after the effective date of the share consolidation in the event of a share consolidation; provided, however, that if a share split is conducted subject to approval of an agenda for increasing the amount of capital or reserves by reducing the amount of surplus at a general meeting of shareholders, and the record date for the share split is a day on or before the closing day of such general meeting of shareholders, the Number of Granted Shares after adjustment shall apply on and after the day following the closing day of such general meeting of shareholders, retroactively commencing on the day immediately following such record date.

Furthermore, on and after the Allotment Date, if the Company conducts merger or company split, or otherwise an adjustment of the Number of Granted Shares is necessary in a situation similar to the foregoing, the Company may adjust the Number of Granted Shares appropriately to a reasonable extent.

Upon making any adjustment of the Number of Granted Shares, the Company shall notify the persons holding each share option described in the share option registry (such persons are hereinafter called the “Share Option Holders”) of, or provide public notice of, necessary matters on or before the day immediately preceding the day on which the Number of Granted Shares after adjustment becomes applicable; provided, however, that if the Company is unable to provide notification or public notice on or before the day immediately preceding such date of application, the Company shall provide notification or public notice promptly after such date of application.

3.	Value of Property to Be Contributed upon Exercise of Share Options

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the exercise value of one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise Period of Share Options

From April 1, 2018 to July 18, 2044

5.	Matters concerning Capital and Capital Reserves to Be Increased upon Issuance of Shares through Exercise of Share Options

(1)

The amount by which the capital will increase if shares are issued upon the exercise of the share options will be an amount that is one-half of the maximum amount of increase in the capital and other reserves calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting of Japan by rounding up any fractional share less than one (1) full share arising as a result of the calculation.

(2)

The amount by which the capital reserves will increase if shares are issued upon the exercise of the share options shall be the amount obtained by subtracting the amount of the capital to be increased as specified in (1) above from the maximum amount of increase in the capital and other reserves specified in (1) above.

6.	Restriction on Acquisition of Share Options by Transfer

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company.

7.	Acquisition of Share Options by the Company

If any of the proposals listed in (1), (2), (3), (4) or (5) below is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary), the Company may acquire the share options without consideration on the day separately specified by the board of directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company is the absorbed company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company is the split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company is the wholly owned subsidiary;

(4)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions for all shares issued by the Company, requiring the approval of the Company for acquisition of such shares by transfer; or

(5)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions of the class of shares subject to share options, requiring the approval of the Company for acquisition of such class of shares or setting forth that all such class of shares should be acquired by the Company through a resolution adopted at a general meeting of shareholders.

8.	Policy for Deciding Terms and Conditions for Delivery of Share Options of a Company subject to Restructuring in Organization Restructuring

In the event that the Company conducts a merger (limited to cases where the Company becomes the absorbed company), an absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company becomes the split company), or a share exchange or share transfer (in each event, limited to cases where the Company becomes the wholly owned subsidiary) (collectively, “Organization Restructuring Action”), the share options of any of the stock companies listed in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act of Japan (such companies are collectively called the “Company Subject to Restructuring”) shall be delivered to the Share Option Holders holding the share options remaining (the “Remaining Share Options”) as of the time immediately before the effective date of the Organization Restructuring Action (which means: (a) the day on which an absorption-type merger comes into effect in the event of an absorption-type merger; (b) the day on which a stock company incorporated through a consolidation-type merger is established in the evet of a consolidation-type merger; (c) the day on which an absorption-type company split comes into effect in the event of an absorption-type company split; (d) the day on which a stock company incorporated through an incorporation-type company split is established in the event of an incorporation-type company split; (e) the day on which a share exchange comes into effect in the event of a share exchange; or (f) the day on which a wholly owning parent company incorporated through a share transfer is established in the event of a share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of the Company Subject to Restructuring shall be delivered in accordance with each of the following terms and conditions:

(1)	Number of share options of the Company Subject to Restructuring to be delivered:

The share options shall be delivered in the number equal to the number of the Remaining Share Options held by the Share Option Holders.

(2)	Class of shares of the Company Subject to Restructuring which are subject to share options:

The class of shares shall be common shares of the Company Subject to Restructuring.

(3)	Number of shares of the Company Subject to Restructuring which are subject to share options:

The number of shares shall be determined pursuant to (2) above by taking into consideration the terms and conditions, etc. of the Organization Restructuring Action.

(4)	Value of property to be contributed upon exercise of share options:

The value of the property to be contributed upon exercise of each share option delivered shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares subject to the share options of the Company Subject to Restructuring to be determined pursuant to (3) above. The Exercise Value after Restructuring shall be one (1) yen per share of the shares of the Company Subject to Restructuring which may be delivered through exercise of each such share option to be delivered.

(5)	Exercise period of share options:

The exercise period shall be the period commencing on (a) the starting date of the exercise period of the share options stipulated in 4. above or (b) the effective date of the Organization Restructuring Action, whichever is later, and ending on the expiration date of the exercise period of the share options stipulated in 4. above.

(6)	Matters related to the capital and capital reserves to be increased upon issuance of shares through exercise of share options:

To be determined pursuant to 5. above.

(7)	Restriction on acquisition of share options by transfer:

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company Subject to Restructuring.

(8)	Terms and conditions for acquisition of share options:

Tol be determined pursuant to 7. above.

(9)	Other terms and conditions for exercise of share options:

To be determined pursuant to 10. below.

9.	Arrangement for the Treatment of Any Fraction Less than One (1) Full Share Arising upon Exercise of Share Options

If the number of shares to be delivered to a Share Option Holder who has exercised the share options includes any fraction less than one (1) full share, such fraction shall be rounded down.

10.	Other Terms and Conditions for Exercise of Share Options

(1)

The Share Option Holders may, within the period specified in 4. above, exercise the share options on and after the day immediately following the day on which such Share Option Holders cease to hold their status as either a director or an executive officer of The Minato Bank, Ltd. (such day is called the “Date of Loss of Status”).

(2)

Notwithstanding the provisions of (1) above, the Share Option Holders may, within the period specified in 4. above, exercise the share options only within the respective period stipulated below in the event either of the following situations under (a) and (b) may occur (except, in case of (b), where it is stipulated in a relevant merger agreement, share exchange agreement or share transfer plan that the share options of the Company Subject to Restructuring shall be delivered to the Share Option Holders pursuant to 8. above):

(a)	The Date of Loss of Status did not occur to the Share Option Holder on or before July 18, 2043:

From July 19, 2043 to July 18, 2044

(b)

A proposal for approval of a merger agreement under which the Company becomes the absorbed company, or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes the wholly owned subsidiary, is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary):

Fifteen (15) days from the day immediately following the date of such approval

(3)	The provisions under (1) and (2)(a) above shall not apply to any person who has obtained the share options by inheritance.

(4)	A Share Option Holder may not exercise its share options if it has waived such share options.

11.	Amount of Payment for Share Options

No money is required to be paid in exchange for the share options.

12.	Date of Allotment of Share Options

April 1, 2018

13.	Procedures for Placing Share Option Exercise Request and Making Payment

(1)

Upon exercise of the share options, a “Request for Exercise of Share Options” in the form specified by the Company, with necessary information, name and seal contained within it, shall be submitted to the department for receiving such requests as designated by the Company.

(2)

Concurrently with the submission of a “Request for Exercise of Share Options” under (1) above, the amount obtained by multiplying the value of property to be contributed upon exercise of each share option by the number of the share options shall be paid in full by transfer to the account at a financial institution receiving the payment, which is designated by the Company, in cash at or before the time designated by the Company.

14.	Effective Time of Exercise of Share Options

(1)

The Share Option Holders who have exercised the share options shall become the shareholders of common shares of the Company which are the subject of the share options, pursuant to the provisions of the applicable laws and regulations.

(2)

Immediately after completion of the procedures for exercising the share options, the Company shall follow the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, in his/her account that he/she has opened in advance with a financial instruments business operator, etc. or any other institution designated by the Company.

15.	Handling of Matters Associated with Replacement of Words in Provisions of these Terms and Conditions and Other Measures

If replacement of words in the provisions of these Terms and Conditions or other measures are necessary, the Company may amend these Terms and Conditions by using any method deemed appropriate by the Company to handle matters related to such measures in accordance with the provisions of the Companies Act of Japan and the intent of the share options, and any such amendment shall be deemed to be incorporated in these Terms and Conditions.

16.	Public Notice of Terms and Conditions for Issuance of Share Options

The Company shall keep the original copy of the terms and conditions of share options at its head office and make them available to the Share Option Holders during its business hours.

Attachment 6: Outline of Series 3 Share Options of Resona Holdings, Inc.

1.	Name of Share Options

Series 3 Share Options of Resona Holdings, Inc.

2.	Class and Number of Shares Subject to Share Options

The class of shares subject to the share options shall be the shares of common stock of Resona Holdings, Inc. (the “Company”), and the number of shares subject to each share option (the “Number of Granted Shares”) shall be 336 shares; provided, however, that if the Company conducts share split (including the allotment of shares of common stock of the Company without contribution; hereinafter the same shall apply for the descriptions about a share split) or share consolidation on or after the date of allotment of the share options (the “Allotment Date”), the Number of Granted Shares shall be adjusted by using the following formula by rounding down any fractional share less than one (1) full share arising as a result of the adjustment:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall apply on and after the day immediately following the record date for the share split (or the effective date of the share split if the record date is not specified) in the event of a share split, or on and after the effective date of the share consolidation in the event of a share consolidation; provided, however, that if a share split is conducted subject to approval of an agenda for increasing the amount of capital or reserves by reducing the amount of surplus at a general meeting of shareholders, and the record date for the share split is a day on or before the closing day of such general meeting of shareholders, the Number of Granted Shares after adjustment shall apply on and after the day following the closing day of such general meeting of shareholders, retroactively commencing on the day immediately following such record date.

Furthermore, on and after the Allotment Date, if the Company conducts merger or company split, or otherwise an adjustment of the Number of Granted Shares is necessary in a situation similar to the foregoing, the Company may adjust the Number of Granted Shares appropriately to a reasonable extent.

Upon making any adjustment of the Number of Granted Shares, the Company shall notify the persons holding each share option described in the share option registry (such persons are hereinafter called the “Share Option Holders”) of, or provide public notice of, necessary matters on or before the day immediately preceding the day on which the Number of Granted Shares after adjustment becomes applicable; provided, however, that if the Company is unable to provide notification or public notice on or before the day immediately preceding such date of application, the Company shall provide notification or public notice promptly after such date of application.

3.	Value of Property to Be Contributed upon Exercise of Share Options

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the exercise value of one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise Period of Share Options

From April 1, 2021 to July 18, 2044

5.	Matters concerning Capital and Capital Reserves to Be Increased upon Issuance of Shares through Exercise of Share Options

(1)

The amount by which the capital will increase if shares are issued upon the exercise of the share options will be an amount that is one-half of the maximum amount of increase in the capital and other reserves calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting of Japan by rounding up any fractional share less than one (1) full share arising as a result of the calculation.

(2)

The amount by which the capital reserves will increase if shares are issued upon the exercise of the share options shall be the amount obtained by subtracting the amount of the capital to be increased as specified in (1) above from the maximum amount of increase in the capital and other reserves specified in (1) above.

6.	Restriction on Acquisition of Share Options by Transfer

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company.

7.	Acquisition of Share Options by the Company

If any of the proposals listed in (1), (2), (3), (4) or (5) below is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary), the Company may acquire the share options without consideration on the day separately specified by the board of directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company is the absorbed company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company is the split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company is the wholly owned subsidiary;

(4)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions for all shares issued by the Company, requiring the approval of the Company for acquisition of such shares by transfer; or

(5)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions of the class of shares subject to share options, requiring the approval of the Company for acquisition of such class of shares or setting forth that all such class of shares should be acquired by the Company through a resolution adopted at a general meeting of shareholders.

8.

Policy for Deciding Terms and Conditions for Delivery of Share Options of a Company subject to Restructuring in Organization Restructuring In the event that the Company conducts a merger (limited to cases where the Company becomes the absorbed company), an absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company becomes the split company), or a share exchange or share transfer (in each event, limited to cases where the Company becomes the wholly owned subsidiary) (collectively, “Organization Restructuring Action”), the share options of any of the stock companies listed in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act of Japan (such companies are collectively called the “Company Subject to Restructuring”) shall be delivered to the Share Option Holders holding the share options remaining (the “Remaining Share Options”) as of the time immediately before the effective date of the Organization Restructuring Action (which means: (a) the day on which an absorption-type merger comes into effect in the event of an absorption-type merger; (b) the day on which a stock company incorporated through a consolidation-type merger is established in the evet of a consolidation-type merger; (c) the day on which an absorption-type company split comes into effect in the event of an absorption-type company split; (d) the day on which a stock company incorporated through an incorporation-type company split is established in the event of an incorporation-type company split; (e) the day on which a share exchange comes into effect in the event of a share exchange; or (f) the day on which a wholly owning parent company incorporated through a share transfer is established in the event of a share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of the Company Subject to Restructuring shall be delivered in accordance with each of the following terms and conditions:

(1)	Number of share options of the Company Subject to Restructuring to be delivered:

The share options shall be delivered in the number equal to the number of the Remaining Share Options held by the Share Option Holders.

(2)	Class of shares of the Company Subject to Restructuring which are subject to share options:

The class of shares shall be common shares of the Company Subject to Restructuring.

(3)	Number of shares of the Company Subject to Restructuring which are subject to share options:

The number of shares shall be determined pursuant to (2) above by taking into consideration the terms and conditions, etc. of the Organization Restructuring Action.

(4)	Value of property to be contributed upon exercise of share options:

The value of the property to be contributed upon exercise of each share option delivered shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares subject to the share options of the Company Subject to Restructuring to be determined pursuant to (3) above. The Exercise Value after Restructuring shall be one (1) yen per share of the shares of the Company Subject to Restructuring which may be delivered through exercise of each such share option to be delivered.

(5)	Exercise period of share options:

The exercise period shall be the period commencing on (a) the starting date of the exercise period of the share options stipulated in 4. above or (b) the effective date of the Organization Restructuring Action, whichever is later, and ending on the expiration date of the exercise period of the share options stipulated in 4. above.

(6)	Matters related to the capital and capital reserves to be increased upon issuance of shares through exercise of share options:

To be determined pursuant to 5. above.

(7)	Restriction on acquisition of share options by transfer:

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company Subject to Restructuring.

(8)	Terms and conditions for acquisition of share options:

Tol be determined pursuant to 7. above.

(9)	Other terms and conditions for exercise of share options:

To be determined pursuant to 10. below.

9.	Arrangement for the Treatment of Any Fraction Less than One (1) Full Share Arising upon Exercise of Share Options

If the number of shares to be delivered to a Share Option Holder who has exercised the share options includes any fraction less than one (1) full share, such fraction shall be rounded down.

10.	Other Terms and Conditions for Exercise of Share Options

(1)

The Share Option Holders may, within the period specified in 4. above, exercise the share options on and after the day immediately following the day on which such Share Option Holders cease to hold their status as either a director or an executive officer of The Minato Bank, Ltd. (such day is called the “Date of Loss of Status”).

(2)

Notwithstanding the provisions of (1) above, the Share Option Holders may, within the period specified in 4. above, exercise the share options only within the respective period stipulated below in the event either of the following situations under (a) and (b) may occur (except, in case of (b), where it is stipulated in a relevant merger agreement, share exchange agreement or share transfer plan that the share options of the Company Subject to Restructuring shall be delivered to the Share Option Holders pursuant to 8. above):

(a)	The Date of Loss of Status did not occur to the Share Option Holder on or before July 18, 2043:

From July 19, 2043 to July 18, 2044

(b)

A proposal for approval of a merger agreement under which the Company becomes the absorbed company, or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes the wholly owned subsidiary, is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary):

Fifteen (15) days from the day immediately following the date of such approval

(3)	The provisions under (1) and (2)(a) above shall not apply to any person who has obtained the share options by inheritance.

(4)	A Share Option Holder may not exercise its share options if it has waived such share options.

11.	Amount of Payment for Share Options

No money is required to be paid in exchange for the share options.

12.	Date of Allotment of Share Options

April 1, 2021

13.	Procedures for Placing Share Option Exercise Request and Making Payment

(1)

Upon exercise of the share options, a “Request for Exercise of Share Options” in the form specified by the Company, with necessary information, name and seal contained within it, shall be submitted to the department for receiving such requests as designated by the Company.

(2)

Concurrently with the submission of a “Request for Exercise of Share Options” under (1) above, the amount obtained by multiplying the value of property to be contributed upon exercise of each share option by the number of the share options shall be paid in full by transfer to the account at a financial institution receiving the payment, which is designated by the Company, in cash at or before the time designated by the Company.

14.	Effective Time of Exercise of Share Options

(1)

The Share Option Holders who have exercised the share options shall become the shareholders of common shares of the Company which are the subject of the share options, pursuant to the provisions of the applicable laws and regulations.

(2)

Immediately after completion of the procedures for exercising the share options, the Company shall follow the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, in his/her account that he/she has opened in advance with a financial instruments business operator, etc. or any other institution designated by the Company.

15.	Handling of Matters Associated with Replacement of Words in Provisions of these Terms and Conditions and Other Measures

If replacement of words in the provisions of these Terms and Conditions or other measures are necessary, the Company may amend these Terms and Conditions by using any method deemed appropriate by the Company to handle matters related to such measures in accordance with the provisions of the Companies Act of Japan and the intent of the share options, and any such amendment shall be deemed to be incorporated in these Terms and Conditions.

16.	Public Notice of Terms and Conditions for Issuance of Share Options

The Company shall keep the original copy of the terms and conditions of share options at its head office and make them available to the Share Option Holders during its business hours.

Attachment 7: Outline of Series 4 Share Options of Kansai Mirai Financial Group, Inc.

1.	Name of Share Options

Series 4 Share Options of Kansai Mirai Financial Group, Inc.

2.	Class and Number of Shares Subject to Share Options

The class of shares subject to the share options shall be the shares of common stock of Kansai Mirai Financial Group, Inc. (the “Company”), and the number of shares subject to each share option (the “Number of Granted Shares”) shall be 237 shares; provided, however, that if the Company conducts share split (including the allotment of shares of common stock of the Company without contribution; hereinafter the same shall apply for the descriptions about a share split) or share consolidation on or after the date of allotment of the share options (the “Allotment Date”), the Number of Granted Shares shall be adjusted by using the following formula by rounding down any fractional share less than one (1) full share arising as a result of the adjustment:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall apply on and after the day immediately following the record date for the share split (or the effective date of the share split if the record date is not specified) in the event of a share split, or on and after the effective date of the share consolidation in the event of a share consolidation; provided, however, that if a share split is conducted subject to approval of an agenda for increasing the amount of capital or reserves by reducing the amount of surplus at a general meeting of shareholders, and the record date for the share split is a day on or before the closing day of such general meeting of shareholders, the Number of Granted Shares after adjustment shall apply on and after the day following the closing day of such general meeting of shareholders, retroactively commencing on the day immediately following such record date.

Furthermore, on and after the Allotment Date, if the Company conducts merger or company split, or otherwise an adjustment of the Number of Granted Shares is necessary in a situation similar to the foregoing, the Company may adjust the Number of Granted Shares appropriately to a reasonable extent.

Upon making any adjustment of the Number of Granted Shares, the Company shall notify the persons holding each share option described in the share option registry (such persons are hereinafter called the “Share Option Holders”) of, or provide public notice of, necessary matters on or before the day immediately preceding the day on which the Number of Granted Shares after adjustment becomes applicable; provided, however, that if the Company is unable to provide notification or public notice on or before the day immediately preceding such date of application, the Company shall provide notification or public notice promptly after such date of application.

3.	Value of Property to Be Contributed upon Exercise of Share Options

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the exercise value of one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise Period of Share Options

From April 1, 2018 to July 17, 2045

5.	Matters concerning Capital and Capital Reserves to Be Increased upon Issuance of Shares through Exercise of Share Options

(1)

The amount by which the capital will increase if shares are issued upon the exercise of the share options will be an amount that is one-half of the maximum amount of increase in the capital and other reserves calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting of Japan by rounding up any fractional share less than one (1) full share arising as a result of the calculation.

(2)

The amount by which the capital reserves will increase if shares are issued upon the exercise of the share options shall be the amount obtained by subtracting the amount of the capital to be increased as specified in (1) above from the maximum amount of increase in the capital and other reserves specified in (1) above.

6.	Restriction on Acquisition of Share Options by Transfer

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company.

7.	Acquisition of Share Options by the Company

If any of the proposals listed in (1), (2), (3), (4) or (5) below is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary), the Company may acquire the share options without consideration on the day separately specified by the board of directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company is the absorbed company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company is the split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company is the wholly owned subsidiary;

(4)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions for all shares issued by the Company, requiring the approval of the Company for acquisition of such shares by transfer; or

(5)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions of the class of shares subject to share options, requiring the approval of the Company for acquisition of such class of shares or setting forth that all such class of shares should be acquired by the Company through a resolution adopted at a general meeting of shareholders.

8.	Policy for Deciding Terms and Conditions for Delivery of Share Options of a Company subject to Restructuring in Organization Restructuring

In the event that the Company conducts a merger (limited to cases where the Company becomes the absorbed company), an absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company becomes the split company), or a share exchange or share transfer (in each event, limited to cases where the Company becomes the wholly owned subsidiary) (collectively, “Organization Restructuring Action”), the share options of any of the stock companies listed in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act of Japan (such companies are collectively called the “Company Subject to Restructuring”) shall be delivered to the Share Option Holders holding the share options remaining (the “Remaining Share Options”) as of the time immediately before the effective date of the Organization Restructuring Action (which means: (a) the day on which an absorption-type merger comes into effect in the event of an absorption-type merger; (b) the day on which a stock company incorporated through a consolidation-type merger is established in the evet of a consolidation-type merger; (c) the day on which an absorption-type company split comes into effect in the event of an absorption-type company split; (d) the day on which a stock company incorporated through an incorporation-type company split is established in the event of an incorporation-type company split; (e) the day on which a share exchange comes into effect in the event of a share exchange; or (f) the day on which a wholly owning parent company incorporated through a share transfer is established in the event of a share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of the Company Subject to Restructuring shall be delivered in accordance with each of the following terms and conditions:

(1)	Number of share options of the Company Subject to Restructuring to be delivered:

The share options shall be delivered in the number equal to the number of the Remaining Share Options held by the Share Option Holders.

(2)	Class of shares of the Company Subject to Restructuring which are subject to share options:

The class of shares shall be common shares of the Company Subject to Restructuring.

(3)	Number of shares of the Company Subject to Restructuring which are subject to share options:

The number of shares shall be determined pursuant to (2) above by taking into consideration the terms and conditions, etc. of the Organization Restructuring Action.

(4)	Value of property to be contributed upon exercise of share options:

The value of the property to be contributed upon exercise of each share option delivered shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares subject to the share options of the Company Subject to Restructuring to be determined pursuant to (3) above. The Exercise Value after Restructuring shall be one (1) yen per share of the shares of the Company Subject to Restructuring which may be delivered through exercise of each such share option to be delivered.

(5)	Exercise period of share options:

The exercise period shall be the period commencing on (a) the starting date of the exercise period of the share options stipulated in 4. above or (b) the effective date of the Organization Restructuring Action, whichever is later, and ending on the expiration date of the exercise period of the share options stipulated in 4. above.

(6)	Matters related to the capital and capital reserves to be increased upon issuance of shares through exercise of share options:

To be determined pursuant to 5. above.

(7)	Restriction on acquisition of share options by transfer:

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company Subject to Restructuring.

(8)	Terms and conditions for acquisition of share options:

Tol be determined pursuant to 7. above.

(9)	Other terms and conditions for exercise of share options:

To be determined pursuant to 10. below.

9.	Arrangement for the Treatment of Any Fraction Less than One (1) Full Share Arising upon Exercise of Share Options

If the number of shares to be delivered to a Share Option Holder who has exercised the share options includes any fraction less than one (1) full share, such fraction shall be rounded down.

10.	Other Terms and Conditions for Exercise of Share Options

(1)

The Share Option Holders may, within the period specified in 4. above, exercise the share options on and after the day immediately following the day on which such Share Option Holders cease to hold their status as either a director or an executive officer of The Minato Bank, Ltd. (such day is called the “Date of Loss of Status”).

(2)

Notwithstanding the provisions of (1) above, the Share Option Holders may, within the period specified in 4. above, exercise the share options only within the respective period stipulated below in the event either of the following situations under (a) and (b) may occur (except, in case of (b), where it is stipulated in a relevant merger agreement, share exchange agreement or share transfer plan that the share options of the Company Subject to Restructuring shall be delivered to the Share Option Holders pursuant to 8. above):

(a)	The Date of Loss of Status did not occur to the Share Option Holder on or before July 17, 2044:

From July 18, 2044 to July 17, 2045

(b)

A proposal for approval of a merger agreement under which the Company becomes the absorbed company, or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes the wholly owned subsidiary, is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary):

Fifteen (15) days from the day immediately following the date of such approval

(3)	The provisions under (1) and (2)(a) above shall not apply to any person who has obtained the share options by inheritance.

(4)	A Share Option Holder may not exercise its share options if it has waived such share options.

11.	Amount of Payment for Share Options

No money is required to be paid in exchange for the share options.

12.	Date of Allotment of Share Options

April 1, 2018

13.	Procedures for Placing Share Option Exercise Request and Making Payment

(1)

Upon exercise of the share options, a “Request for Exercise of Share Options” in the form specified by the Company, with necessary information, name and seal contained within it, shall be submitted to the department for receiving such requests as designated by the Company.

(2)

Concurrently with the submission of a “Request for Exercise of Share Options” under (1) above, the amount obtained by multiplying the value of property to be contributed upon exercise of each share option by the number of the share options shall be paid in full by transfer to the account at a financial institution receiving the payment, which is designated by the Company, in cash at or before the time designated by the Company.

14.	Effective Time of Exercise of Share Options

(1)

The Share Option Holders who have exercised the share options shall become the shareholders of common shares of the Company which are the subject of the share options, pursuant to the provisions of the applicable laws and regulations.

(2)

Immediately after completion of the procedures for exercising the share options, the Company shall follow the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, in his/her account that he/she has opened in advance with a financial instruments business operator, etc. or any other institution designated by the Company.

15.	Handling of Matters Associated with Replacement of Words in Provisions of these Terms and Conditions and Other Measures

If replacement of words in the provisions of these Terms and Conditions or other measures are necessary, the Company may amend these Terms and Conditions by using any method deemed appropriate by the Company to handle matters related to such measures in accordance with the provisions of the Companies Act of Japan and the intent of the share options, and any such amendment shall be deemed to be incorporated in these Terms and Conditions.

16.	Public Notice of Terms and Conditions for Issuance of Share Options

The Company shall keep the original copy of the terms and conditions of share options at its head office and make them available to the Share Option Holders during its business hours.

Attachment 8: Outline of Series 4 Share Options of Resona Holdings, Inc.

1.	Name of Share Options

Series 4 Share Options of Resona Holdings, Inc.

2.	Class and Number of Shares Subject to Share Options

The class of shares subject to the share options shall be the shares of common stock of Resona Holdings, Inc. (the “Company”), and the number of shares subject to each share option (the “Number of Granted Shares”) shall be 336 shares; provided, however, that if the Company conducts share split (including the allotment of shares of common stock of the Company without contribution; hereinafter the same shall apply for the descriptions about a share split) or share consolidation on or after the date of allotment of the share options (the “Allotment Date”), the Number of Granted Shares shall be adjusted by using the following formula by rounding down any fractional share less than one (1) full share arising as a result of the adjustment:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall apply on and after the day immediately following the record date for the share split (or the effective date of the share split if the record date is not specified) in the event of a share split, or on and after the effective date of the share consolidation in the event of a share consolidation; provided, however, that if a share split is conducted subject to approval of an agenda for increasing the amount of capital or reserves by reducing the amount of surplus at a general meeting of shareholders, and the record date for the share split is a day on or before the closing day of such general meeting of shareholders, the Number of Granted Shares after adjustment shall apply on and after the day following the closing day of such general meeting of shareholders, retroactively commencing on the day immediately following such record date.

Furthermore, on and after the Allotment Date, if the Company conducts merger or company split, or otherwise an adjustment of the Number of Granted Shares is necessary in a situation similar to the foregoing, the Company may adjust the Number of Granted Shares appropriately to a reasonable extent.

Upon making any adjustment of the Number of Granted Shares, the Company shall notify the persons holding each share option described in the share option registry (such persons are hereinafter called the “Share Option Holders”) of, or provide public notice of, necessary matters on or before the day immediately preceding the day on which the Number of Granted Shares after adjustment becomes applicable; provided, however, that if the Company is unable to provide notification or public notice on or before the day immediately preceding such date of application, the Company shall provide notification or public notice promptly after such date of application.

3.	Value of Property to Be Contributed upon Exercise of Share Options

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the exercise value of one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise Period of Share Options

From April 1, 2021 to July 17, 2045

5.	Matters concerning Capital and Capital Reserves to Be Increased upon Issuance of Shares through Exercise of Share Options

(1)

The amount by which the capital will increase if shares are issued upon the exercise of the share options will be an amount that is one-half of the maximum amount of increase in the capital and other reserves calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting of Japan by rounding up any fractional share less than one (1) full share arising as a result of the calculation.

(2)

The amount by which the capital reserves will increase if shares are issued upon the exercise of the share options shall be the amount obtained by subtracting the amount of the capital to be increased as specified in (1) above from the maximum amount of increase in the capital and other reserves specified in (1) above.

6.	Restriction on Acquisition of Share Options by Transfer

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company.

7.

Acquisition of Share Options by the Company If any of the proposals listed in (1), (2), (3), (4) or (5) below is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary), the Company may acquire the share options without consideration on the day separately specified by the board of directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company is the absorbed company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company is the split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company is the wholly owned subsidiary;

(4)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions for all shares issued by the Company, requiring the approval of the Company for acquisition of such shares by transfer; or

(5)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions of the class of shares subject to share options, requiring the approval of the Company for acquisition of such class of shares or setting forth that all such class of shares should be acquired by the Company through a resolution adopted at a general meeting of shareholders.

8.	Policy for Deciding Terms and Conditions for Delivery of Share Options of a Company subject to Restructuring in Organization Restructuring

In the event that the Company conducts a merger (limited to cases where the Company becomes the absorbed company), an absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company becomes the split company), or a share exchange or share transfer (in each event, limited to cases where the Company becomes the wholly owned subsidiary) (collectively, “Organization Restructuring Action”), the share options of any of the stock companies listed in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act of Japan (such companies are collectively called the “Company Subject to Restructuring”) shall be delivered to the Share Option Holders holding the share options remaining (the “Remaining Share Options”) as of the time immediately before the effective date of the Organization Restructuring Action (which means: (a) the day on which an absorption-type merger comes into effect in the event of an absorption-type merger; (b) the day on which a stock company incorporated through a consolidation-type merger is established in the evet of a consolidation-type merger; (c) the day on which an absorption-type company split comes into effect in the event of an absorption-type company split; (d) the day on which a stock company incorporated through an incorporation-type company split is established in the event of an incorporation-type company split; (e) the day on which a share exchange comes into effect in the event of a share exchange; or (f) the day on which a wholly owning parent company incorporated through a share transfer is established in the event of a share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of the Company Subject to Restructuring shall be delivered in accordance with each of the following terms and conditions:

(1)	Number of share options of the Company Subject to Restructuring to be delivered:

The share options shall be delivered in the number equal to the number of the Remaining Share Options held by the Share Option Holders.

(2)	Class of shares of the Company Subject to Restructuring which are subject to share options:

The class of shares shall be common shares of the Company Subject to Restructuring.

(3)	Number of shares of the Company Subject to Restructuring which are subject to share options:

The number of shares shall be determined pursuant to (2) above by taking into consideration the terms and conditions, etc. of the Organization Restructuring Action.

(4)	Value of property to be contributed upon exercise of share options:

The value of the property to be contributed upon exercise of each share option delivered shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares subject to the share options of the Company Subject to Restructuring to be determined pursuant to (3) above. The Exercise Value after Restructuring shall be one (1) yen per share of the shares of the Company Subject to Restructuring which may be delivered through exercise of each such share option to be delivered.

(5)	Exercise period of share options:

The exercise period shall be the period commencing on (a) the starting date of the exercise period of the share options stipulated in 4. above or (b) the effective date of the Organization Restructuring Action, whichever is later, and ending on the expiration date of the exercise period of the share options stipulated in 4. above.

(6)	Matters related to the capital and capital reserves to be increased upon issuance of shares through exercise of share options:

To be determined pursuant to 5. above.

(7)	Restriction on acquisition of share options by transfer:

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company Subject to Restructuring.

(8)	Terms and conditions for acquisition of share options:

Tol be determined pursuant to 7. above.

(9)	Other terms and conditions for exercise of share options:

To be determined pursuant to 10. below.

9.	Arrangement for the Treatment of Any Fraction Less than One (1) Full Share Arising upon Exercise of Share Options

If the number of shares to be delivered to a Share Option Holder who has exercised the share options includes any fraction less than one (1) full share, such fraction shall be rounded down.

10.	Other Terms and Conditions for Exercise of Share Options

(1)

The Share Option Holders may, within the period specified in 4. above, exercise the share options on and after the day immediately following the day on which such Share Option Holders cease to hold their status as either a director or an executive officer of The Minato Bank, Ltd. (such day is called the “Date of Loss of Status”).

(2)

Notwithstanding the provisions of (1) above, the Share Option Holders may, within the period specified in 4. above, exercise the share options only within the respective period stipulated below in the event either of the following situations under (a) and (b) may occur (except, in case of (b), where it is stipulated in a relevant merger agreement, share exchange agreement or share transfer plan that the share options of the Company Subject to Restructuring shall be delivered to the Share Option Holders pursuant to 8. above):

(a)	The Date of Loss of Status did not occur to the Share Option Holder on or before July 17, 2044:

From July 18, 2044 to July 17, 2045

(b)

A proposal for approval of a merger agreement under which the Company becomes the absorbed company, or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes the wholly owned subsidiary, is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary):

Fifteen (15) days from the day immediately following the date of such approval

(3)	The provisions under (1) and (2)(a) above shall not apply to any person who has obtained the share options by inheritance.

(4)	A Share Option Holder may not exercise its share options if it has waived such share options.

11.	Amount of Payment for Share Options

No money is required to be paid in exchange for the share options.

12.	Date of Allotment of Share Options

April 1, 2021

13.	Procedures for Placing Share Option Exercise Request and Making Payment

(1)

Upon exercise of the share options, a “Request for Exercise of Share Options” in the form specified by the Company, with necessary information, name and seal contained within it, shall be submitted to the department for receiving such requests as designated by the Company.

(2)

Concurrently with the submission of a “Request for Exercise of Share Options” under (1) above, the amount obtained by multiplying the value of property to be contributed upon exercise of each share option by the number of the share options shall be paid in full by transfer to the account at a financial institution receiving the payment, which is designated by the Company, in cash at or before the time designated by the Company.

14.	Effective Time of Exercise of Share Options

(1)

The Share Option Holders who have exercised the share options shall become the shareholders of common shares of the Company which are the subject of the share options, pursuant to the provisions of the applicable laws and regulations.

(2)

Immediately after completion of the procedures for exercising the share options, the Company shall follow the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, in his/her account that he/she has opened in advance with a financial instruments business operator, etc. or any other institution designated by the Company.

15.	Handling of Matters Associated with Replacement of Words in Provisions of these Terms and Conditions and Other Measures

If replacement of words in the provisions of these Terms and Conditions or other measures are necessary, the Company may amend these Terms and Conditions by using any method deemed appropriate by the Company to handle matters related to such measures in accordance with the provisions of the Companies Act of Japan and the intent of the share options, and any such amendment shall be deemed to be incorporated in these Terms and Conditions.

16.	Public Notice of Terms and Conditions for Issuance of Share Options

The Company shall keep the original copy of the terms and conditions of share options at its head office and make them available to the Share Option Holders during its business hours.

Attachment 9: Outline of Series 5 Share Options of Kansai Mirai Financial Group, Inc.

1.	Name of Share Options

Series 5 Share Options of Kansai Mirai Financial Group, Inc.

2.	Class and Number of Shares Subject to Share Options

The class of shares subject to the share options shall be the shares of common stock of Kansai Mirai Financial Group, Inc. (the “Company”), and the number of shares subject to each share option (the “Number of Granted Shares”) shall be 237 shares; provided, however, that if the Company conducts share split (including the allotment of shares of common stock of the Company without contribution; hereinafter the same shall apply for the descriptions about a share split) or share consolidation on or after the date of allotment of the share options (the “Allotment Date”), the Number of Granted Shares shall be adjusted by using the following formula by rounding down any fractional share less than one (1) full share arising as a result of the adjustment:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall apply on and after the day immediately following the record date for the share split (or the effective date of the share split if the record date is not specified) in the event of a share split, or on and after the effective date of the share consolidation in the event of a share consolidation; provided, however, that if a share split is conducted subject to approval of an agenda for increasing the amount of capital or reserves by reducing the amount of surplus at a general meeting of shareholders, and the record date for the share split is a day on or before the closing day of such general meeting of shareholders, the Number of Granted Shares after adjustment shall apply on and after the day following the closing day of such general meeting of shareholders, retroactively commencing on the day immediately following such record date.

Furthermore, on and after the Allotment Date, if the Company conducts merger or company split, or otherwise an adjustment of the Number of Granted Shares is necessary in a situation similar to the foregoing, the Company may adjust the Number of Granted Shares appropriately to a reasonable extent.

Upon making any adjustment of the Number of Granted Shares, the Company shall notify the persons holding each share option described in the share option registry (such persons are hereinafter called the “Share Option Holders”) of, or provide public notice of, necessary matters on or before the day immediately preceding the day on which the Number of Granted Shares after adjustment becomes applicable; provided, however, that if the Company is unable to provide notification or public notice on or before the day immediately preceding such date of application, the Company shall provide notification or public notice promptly after such date of application.

3.	Value of Property to Be Contributed upon Exercise of Share Options

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the exercise value of one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise Period of Share Options

From April 1, 2018 to July 21, 2046

5.	Matters concerning Capital and Capital Reserves to Be Increased upon Issuance of Shares through Exercise of Share Options

(1)

The amount by which the capital will increase if shares are issued upon the exercise of the share options will be an amount that is one-half of the maximum amount of increase in the capital and other reserves calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting of Japan by rounding up any fractional share less than one (1) full share arising as a result of the calculation.

(2)

The amount by which the capital reserves will increase if shares are issued upon the exercise of the share options shall be the amount obtained by subtracting the amount of the capital to be increased as specified in (1) above from the maximum amount of increase in the capital and other reserves specified in (1) above.

6.	Restriction on Acquisition of Share Options by Transfer

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company.

7.	Acquisition of Share Options by the Company

If any of the proposals listed in (1), (2), (3), (4) or (5) below is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary), the Company may acquire the share options without consideration on the day separately specified by the board of directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company is the absorbed company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company is the split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company is the wholly owned subsidiary;

(4)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions for all shares issued by the Company, requiring the approval of the Company for acquisition of such shares by transfer; or

(5)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions of the class of shares subject to share options, requiring the approval of the Company for acquisition of such class of shares or setting forth that all such class of shares should be acquired by the Company through a resolution adopted at a general meeting of shareholders.

8.	Policy for Deciding Terms and Conditions for Delivery of Share Options of a Company subject to Restructuring in Organization Restructuring

In the event that the Company conducts a merger (limited to cases where the Company becomes the absorbed company), an absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company becomes the split company), or a share exchange or share transfer (in each event, limited to cases where the Company becomes the wholly owned subsidiary) (collectively, “Organization Restructuring Action”), the share options of any of the stock companies listed in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act of Japan (such companies are collectively called the “Company Subject to Restructuring”) shall be delivered to the Share Option Holders holding the share options remaining (the “Remaining Share Options”) as of the time immediately before the effective date of the Organization Restructuring Action (which means: (a) the day on which an absorption-type merger comes into effect in the event of an absorption-type merger; (b) the day on which a stock company incorporated through a consolidation-type merger is established in the evet of a consolidation-type merger; (c) the day on which an absorption-type company split comes into effect in the event of an absorption-type company split; (d) the day on which a stock company incorporated through an incorporation-type company split is established in the event of an incorporation-type company split; (e) the day on which a share exchange comes into effect in the event of a share exchange; or (f) the day on which a wholly owning parent company incorporated through a share transfer is established in the event of a share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of the Company Subject to Restructuring shall be delivered in accordance with each of the following terms and conditions:

(1)	Number of share options of the Company Subject to Restructuring to be delivered:

The share options shall be delivered in the number equal to the number of the Remaining Share Options held by the Share Option Holders.

(2)	Class of shares of the Company Subject to Restructuring which are subject to share options:

The class of shares shall be common shares of the Company Subject to Restructuring.

(3)	Number of shares of the Company Subject to Restructuring which are subject to share options:

The number of shares shall be determined pursuant to (2) above by taking into consideration the terms and conditions, etc. of the Organization Restructuring Action.

(4)	Value of property to be contributed upon exercise of share options:

The value of the property to be contributed upon exercise of each share option delivered shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares subject to the share options of the Company Subject to Restructuring to be determined pursuant to (3) above. The Exercise Value after Restructuring shall be one (1) yen per share of the shares of the Company Subject to Restructuring which may be delivered through exercise of each such share option to be delivered.

(5)	Exercise period of share options:

The exercise period shall be the period commencing on (a) the starting date of the exercise period of the share options stipulated in 4. above or (b) the effective date of the Organization Restructuring Action, whichever is later, and ending on the expiration date of the exercise period of the share options stipulated in 4. above.

(6)	Matters related to the capital and capital reserves to be increased upon issuance of shares through exercise of share options:

To be determined pursuant to 5. above.

(7)	Restriction on acquisition of share options by transfer:

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company Subject to Restructuring.

(8)	Terms and conditions for acquisition of share options:

Tol be determined pursuant to 7. above.

(9)	Other terms and conditions for exercise of share options:

To be determined pursuant to 10. below.

9.	Arrangement for the Treatment of Any Fraction Less than One (1) Full Share Arising upon Exercise of Share Options

If the number of shares to be delivered to a Share Option Holder who has exercised the share options includes any fraction less than one (1) full share, such fraction shall be rounded down.

10.	Other Terms and Conditions for Exercise of Share Options

(1)

The Share Option Holders may, within the period specified in 4. above, exercise the share options on and after the day immediately following the day on which such Share Option Holders cease to hold their status as either a director or an executive officer of The Minato Bank, Ltd. (such day is called the “Date of Loss of Status”).

(2)

Notwithstanding the provisions of (1) above, the Share Option Holders may, within the period specified in 4. above, exercise the share options only within the respective period stipulated below in the event either of the following situations under (a) and (b) may occur (except, in case of (b), where it is stipulated in a relevant merger agreement, share exchange agreement or share transfer plan that the share options of the Company Subject to Restructuring shall be delivered to the Share Option Holders pursuant to 8. above):

(a)	The Date of Loss of Status did not occur to the Share Option Holder on or before July 21, 2045:

From July 22, 2045 to July 21, 2046

(b)

A proposal for approval of a merger agreement under which the Company becomes the absorbed company, or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes the wholly owned subsidiary, is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary):

Fifteen (15) days from the day immediately following the date of such approval

(3)	The provisions under (1) and (2)(a) above shall not apply to any person who has obtained the share options by inheritance.

(4)	A Share Option Holder may not exercise its share options if it has waived such share options.

11.	Amount of Payment for Share Options

No money is required to be paid in exchange for the share options.

12.	Date of Allotment of Share Options

April 1, 2018

13.	Procedures for Placing Share Option Exercise Request and Making Payment

(1)

Upon exercise of the share options, a “Request for Exercise of Share Options” in the form specified by the Company, with necessary information, name and seal contained within it, shall be submitted to the department for receiving such requests as designated by the Company.

(2)

Concurrently with the submission of a “Request for Exercise of Share Options” under (1) above, the amount obtained by multiplying the value of property to be contributed upon exercise of each share option by the number of the share options shall be paid in full by transfer to the account at a financial institution receiving the payment, which is designated by the Company, in cash at or before the time designated by the Company.

14.	Effective Time of Exercise of Share Options

(1)

The Share Option Holders who have exercised the share options shall become the shareholders of common shares of the Company which are the subject of the share options, pursuant to the provisions of the applicable laws and regulations.

(2)

Immediately after completion of the procedures for exercising the share options, the Company shall follow the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, in his/her account that he/she has opened in advance with a financial instruments business operator, etc. or any other institution designated by the Company.

15.	Handling of Matters Associated with Replacement of Words in Provisions of these Terms and Conditions and Other Measures

If replacement of words in the provisions of these Terms and Conditions or other measures are necessary, the Company may amend these Terms and Conditions by using any method deemed appropriate by the Company to handle matters related to such measures in accordance with the provisions of the Companies Act of Japan and the intent of the share options, and any such amendment shall be deemed to be incorporated in these Terms and Conditions.

16.	Public Notice of Terms and Conditions for Issuance of Share Options

The Company shall keep the original copy of the terms and conditions of share options at its head office and make them available to the Share Option Holders during its business hours.

Attachment 10: Outline of Series 5 Share Options of Resona Holdings, Inc.

1.	Name of Share Options

Series 5 Share Options of Resona Holdings, Inc.

2.	Class and Number of Shares Subject to Share Options

The class of shares subject to the share options shall be the shares of common stock of Resona Holdings, Inc. (the “Company”), and the number of shares subject to each share option (the “Number of Granted Shares”) shall be 336 shares; provided, however, that if the Company conducts share split (including the allotment of shares of common stock of the Company without contribution; hereinafter the same shall apply for the descriptions about a share split) or share consolidation on or after the date of allotment of the share options (the “Allotment Date”), the Number of Granted Shares shall be adjusted by using the following formula by rounding down any fractional share less than one (1) full share arising as a result of the adjustment:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall apply on and after the day immediately following the record date for the share split (or the effective date of the share split if the record date is not specified) in the event of a share split, or on and after the effective date of the share consolidation in the event of a share consolidation; provided, however, that if a share split is conducted subject to approval of an agenda for increasing the amount of capital or reserves by reducing the amount of surplus at a general meeting of shareholders, and the record date for the share split is a day on or before the closing day of such general meeting of shareholders, the Number of Granted Shares after adjustment shall apply on and after the day following the closing day of such general meeting of shareholders, retroactively commencing on the day immediately following such record date.

Furthermore, on and after the Allotment Date, if the Company conducts merger or company split, or otherwise an adjustment of the Number of Granted Shares is necessary in a situation similar to the foregoing, the Company may adjust the Number of Granted Shares appropriately to a reasonable extent.

Upon making any adjustment of the Number of Granted Shares, the Company shall notify the persons holding each share option described in the share option registry (such persons are hereinafter called the “Share Option Holders”) of, or provide public notice of, necessary matters on or before the day immediately preceding the day on which the Number of Granted Shares after adjustment becomes applicable; provided, however, that if the Company is unable to provide notification or public notice on or before the day immediately preceding such date of application, the Company shall provide notification or public notice promptly after such date of application.

3.	Value of Property to Be Contributed upon Exercise of Share Options

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the exercise value of one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise Period of Share Options

From April 1, 2021 to July 21, 2046

5.	Matters concerning Capital and Capital Reserves to Be Increased upon Issuance of Shares through Exercise of Share Options

(1)

The amount by which the capital will increase if shares are issued upon the exercise of the share options will be an amount that is one-half of the maximum amount of increase in the capital and other reserves calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting of Japan by rounding up any fractional share less than one (1) full share arising as a result of the calculation.

(2)

The amount by which the capital reserves will increase if shares are issued upon the exercise of the share options shall be the amount obtained by subtracting the amount of the capital to be increased as specified in (1) above from the maximum amount of increase in the capital and other reserves specified in (1) above.

6.	Restriction on Acquisition of Share Options by Transfer

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company.

7.	Acquisition of Share Options by the Company

If any of the proposals listed in (1), (2), (3), (4) or (5) below is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary), the Company may acquire the share options without consideration on the day separately specified by the board of directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company is the absorbed company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company is the split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company is the wholly owned subsidiary;

(4)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions for all shares issued by the Company, requiring the approval of the Company for acquisition of such shares by transfer; or

(5)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions of the class of shares subject to share options, requiring the approval of the Company for acquisition of such class of shares or setting forth that all such class of shares should be acquired by the Company through a resolution adopted at a general meeting of shareholders.

8.	Policy for Deciding Terms and Conditions for Delivery of Share Options of a Company subject to Restructuring in Organization Restructuring

In the event that the Company conducts a merger (limited to cases where the Company becomes the absorbed company), an absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company becomes the split company), or a share exchange or share transfer (in each event, limited to cases where the Company becomes the wholly owned subsidiary) (collectively, “Organization Restructuring Action”), the share options of any of the stock companies listed in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act of Japan (such companies are collectively called the “Company Subject to Restructuring”) shall be delivered to the Share Option Holders holding the share options remaining (the “Remaining Share Options”) as of the time immediately before the effective date of the Organization Restructuring Action (which means: (a) the day on which an absorption-type merger comes into effect in the event of an absorption-type merger; (b) the day on which a stock company incorporated through a consolidation-type merger is established in the evet of a consolidation-type merger; (c) the day on which an absorption-type company split comes into effect in the event of an absorption-type company split; (d) the day on which a stock company incorporated through an incorporation-type company split is established in the event of an incorporation-type company split; (e) the day on which a share exchange comes into effect in the event of a share exchange; or (f) the day on which a wholly owning parent company incorporated through a share transfer is established in the event of a share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of the Company Subject to Restructuring shall be delivered in accordance with each of the following terms and conditions:

(1)	Number of share options of the Company Subject to Restructuring to be delivered:

The share options shall be delivered in the number equal to the number of the Remaining Share Options held by the Share Option Holders.

(2)	Class of shares of the Company Subject to Restructuring which are subject to share options:

The class of shares shall be common shares of the Company Subject to Restructuring.

(3)	Number of shares of the Company Subject to Restructuring which are subject to share options:

The number of shares shall be determined pursuant to (2) above by taking into consideration the terms and conditions, etc. of the Organization Restructuring Action.

(4)	Value of property to be contributed upon exercise of share options:

The value of the property to be contributed upon exercise of each share option delivered shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares subject to the share options of the Company Subject to Restructuring to be determined pursuant to (3) above. The Exercise Value after Restructuring shall be one (1) yen per share of the shares of the Company Subject to Restructuring which may be delivered through exercise of each such share option to be delivered.

(5)	Exercise period of share options:

The exercise period shall be the period commencing on (a) the starting date of the exercise period of the share options stipulated in 4. above or (b) the effective date of the Organization Restructuring Action, whichever is later, and ending on the expiration date of the exercise period of the share options stipulated in 4. above.

(6)	Matters related to the capital and capital reserves to be increased upon issuance of shares through exercise of share options:

To be determined pursuant to 5. above.

(7)	Restriction on acquisition of share options by transfer:

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company Subject to Restructuring.

(8)	Terms and conditions for acquisition of share options:

Tol be determined pursuant to 7. above.

(9)	Other terms and conditions for exercise of share options:

To be determined pursuant to 10. below.

9.	Arrangement for the Treatment of Any Fraction Less than One (1) Full Share Arising upon Exercise of Share Options

If the number of shares to be delivered to a Share Option Holder who has exercised the share options includes any fraction less than one (1) full share, such fraction shall be rounded down.

10.	Other Terms and Conditions for Exercise of Share Options

(1)

The Share Option Holders may, within the period specified in 4. above, exercise the share options on and after the day immediately following the day on which such Share Option Holders cease to hold their status as either a director or an executive officer of The Minato Bank, Ltd. (such day is called the “Date of Loss of Status”).

(2)

Notwithstanding the provisions of (1) above, the Share Option Holders may, within the period specified in 4. above, exercise the share options only within the respective period stipulated below in the event either of the following situations under (a) and (b) may occur (except, in case of (b), where it is stipulated in a relevant merger agreement, share exchange agreement or share transfer plan that the share options of the Company Subject to Restructuring shall be delivered to the Share Option Holders pursuant to 8. above):

(a)	The Date of Loss of Status did not occur to the Share Option Holder on or before July 21, 2045:

From July 22, 2045 to July 21, 2046

(b)

A proposal for approval of a merger agreement under which the Company becomes the absorbed company, or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes the wholly owned subsidiary, is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary):

Fifteen (15) days from the day immediately following the date of such approval

(3)	The provisions under (1) and (2)(a) above shall not apply to any person who has obtained the share options by inheritance.

(4)	A Share Option Holder may not exercise its share options if it has waived such share options.

11.	Amount of Payment for Share Options

No money is required to be paid in exchange for the share options.

12.	Date of Allotment of Share Options

April 1, 2021

13.	Procedures for Placing Share Option Exercise Request and Making Payment

(1)

Upon exercise of the share options, a “Request for Exercise of Share Options” in the form specified by the Company, with necessary information, name and seal contained within it, shall be submitted to the department for receiving such requests as designated by the Company.

(2)

Concurrently with the submission of a “Request for Exercise of Share Options” under (1) above, the amount obtained by multiplying the value of property to be contributed upon exercise of each share option by the number of the share options shall be paid in full by transfer to the account at a financial institution receiving the payment, which is designated by the Company, in cash at or before the time designated by the Company.

14.	Effective Time of Exercise of Share Options

(1)

The Share Option Holders who have exercised the share options shall become the shareholders of common shares of the Company which are the subject of the share options, pursuant to the provisions of the applicable laws and regulations.

(2)

Immediately after completion of the procedures for exercising the share options, the Company shall follow the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, in his/her account that he/she has opened in advance with a financial instruments business operator, etc. or any other institution designated by the Company.

15.	Handling of Matters Associated with Replacement of Words in Provisions of these Terms and Conditions and Other Measures

If replacement of words in the provisions of these Terms and Conditions or other measures are necessary, the Company may amend these Terms and Conditions by using any method deemed appropriate by the Company to handle matters related to such measures in accordance with the provisions of the Companies Act of Japan and the intent of the share options, and any such amendment shall be deemed to be incorporated in these Terms and Conditions.

16.	Public Notice of Terms and Conditions for Issuance of Share Options

The Company shall keep the original copy of the terms and conditions of share options at its head office and make them available to the Share Option Holders during its business hours.

Attachment 11: Outline of Series 6 Share Options of Kansai Mirai Financial Group, Inc.

1.	Name of Share Options

Series 6 Share Options of Kansai Mirai Financial Group, Inc.

2.	Class and Number of Shares Subject to Share Options

The class of shares subject to the share options shall be the shares of common stock of Kansai Mirai Financial Group, Inc. (the “Company”), and the number of shares subject to each share option (the “Number of Granted Shares”) shall be 237 shares; provided, however, that if the Company conducts share split (including the allotment of shares of common stock of the Company without contribution; hereinafter the same shall apply for the descriptions about a share split) or share consolidation on or after the date of allotment of the share options (the “Allotment Date”), the Number of Granted Shares shall be adjusted by using the following formula by rounding down any fractional share less than one (1) full share arising as a result of the adjustment:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall apply on and after the day immediately following the record date for the share split (or the effective date of the share split if the record date is not specified) in the event of a share split, or on and after the effective date of the share consolidation in the event of a share consolidation; provided, however, that if a share split is conducted subject to approval of an agenda for increasing the amount of capital or reserves by reducing the amount of surplus at a general meeting of shareholders, and the record date for the share split is a day on or before the closing day of such general meeting of shareholders, the Number of Granted Shares after adjustment shall apply on and after the day following the closing day of such general meeting of shareholders, retroactively commencing on the day immediately following such record date.

Furthermore, on and after the Allotment Date, if the Company conducts merger or company split, or otherwise an adjustment of the Number of Granted Shares is necessary in a situation similar to the foregoing, the Company may adjust the Number of Granted Shares appropriately to a reasonable extent.

Upon making any adjustment of the Number of Granted Shares, the Company shall notify the persons holding each share option described in the share option registry (such persons are hereinafter called the “Share Option Holders”) of, or provide public notice of, necessary matters on or before the day immediately preceding the day on which the Number of Granted Shares after adjustment becomes applicable; provided, however, that if the Company is unable to provide notification or public notice on or before the day immediately preceding such date of application, the Company shall provide notification or public notice promptly after such date of application.

3.	Value of Property to Be Contributed upon Exercise of Share Options

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the exercise value of one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise Period of Share Options

From April 1, 2018 to July 21, 2047

5.	Matters concerning Capital and Capital Reserves to Be Increased upon Issuance of Shares through Exercise of Share Options

(1)

The amount by which the capital will increase if shares are issued upon the exercise of the share options will be an amount that is one-half of the maximum amount of increase in the capital and other reserves calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting of Japan by rounding up any fractional share less than one (1) full share arising as a result of the calculation.

(2)

The amount by which the capital reserves will increase if shares are issued upon the exercise of the share options shall be the amount obtained by subtracting the amount of the capital to be increased as specified in (1) above from the maximum amount of increase in the capital and other reserves specified in (1) above.

6.	Restriction on Acquisition of Share Options by Transfer

Acquisition	of share options by transfer requires approval by a resolution of the board of directors of the Company.

7.	Acquisition of Share Options by the Company

If any of the proposals listed in (1), (2), (3), (4) or (5) below is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary), the Company may acquire the share options without consideration on the day separately specified by the board of directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company is the absorbed company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company is the split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company is the wholly owned subsidiary;

(4)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions for all shares issued by the Company, requiring the approval of the Company for acquisition of such shares by transfer; or

(5)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions of the class of shares subject to share options, requiring the approval of the Company for acquisition of such class of shares or setting forth that all such class of shares should be acquired by the Company through a resolution adopted at a general meeting of shareholders.

8.	Policy for Deciding Terms and Conditions for Delivery of Share Options of a Company subject to Restructuring in Organization Restructuring

In the event that the Company conducts a merger (limited to cases where the Company becomes the absorbed company), an absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company becomes the split company), or a share exchange or share transfer (in each event, limited to cases where the Company becomes the wholly owned subsidiary) (collectively, “Organization Restructuring Action”), the share options of any of the stock companies listed in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act of Japan (such companies are collectively called the “Company Subject to Restructuring”) shall be delivered to the Share Option Holders holding the share options remaining (the “Remaining Share Options”) as of the time immediately before the effective date of the Organization Restructuring Action (which means: (a) the day on which an absorption-type merger comes into effect in the event of an absorption-type merger; (b) the day on which a stock company incorporated through a consolidation-type merger is established in the evet of a consolidation-type merger; (c) the day on which an absorption-type company split comes into effect in the event of an absorption-type company split; (d) the day on which a stock company incorporated through an incorporation-type company split is established in the event of an incorporation-type company split; (e) the day on which a share exchange comes into effect in the event of a share exchange; or (f) the day on which a wholly owning parent company incorporated through a share transfer is established in the event of a share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of the Company Subject to Restructuring shall be delivered in accordance with each of the following terms and conditions:

(1)	Number of share options of the Company Subject to Restructuring to be delivered:

The share options shall be delivered in the number equal to the number of the Remaining Share Options held by the Share Option Holders.

(2)	Class of shares of the Company Subject to Restructuring which are subject to share options:

The class of shares shall be common shares of the Company Subject to Restructuring.

(3)	Number of shares of the Company Subject to Restructuring which are subject to share options:

The number of shares shall be determined pursuant to (2) above by taking into consideration the terms and conditions, etc. of the Organization Restructuring Action.

(4)	Value of property to be contributed upon exercise of share options:

The value of the property to be contributed upon exercise of each share option delivered shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares subject to the share options of the Company Subject to Restructuring to be determined pursuant to (3) above. The Exercise Value after Restructuring shall be one (1) yen per share of the shares of the Company Subject to Restructuring which may be delivered through exercise of each such share option to be delivered.

(5)	Exercise period of share options:

The exercise period shall be the period commencing on (a) the starting date of the exercise period of the share options stipulated in 4. above or (b) the effective date of the Organization Restructuring Action, whichever is later, and ending on the expiration date of the exercise period of the share options stipulated in 4. above.

(6)	Matters related to the capital and capital reserves to be increased upon issuance of shares through exercise of share options:

To be determined pursuant to 5. above.

(7)	Restriction on acquisition of share options by transfer:

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company Subject to Restructuring.

(8)	Terms and conditions for acquisition of share options:

Tol be determined pursuant to 7. above.

(9)	Other terms and conditions for exercise of share options:

To be determined pursuant to 10. below.

9.	Arrangement for the Treatment of Any Fraction Less than One (1) Full Share Arising upon Exercise of Share Options

If the number of shares to be delivered to a Share Option Holder who has exercised the share options includes any fraction less than one (1) full share, such fraction shall be rounded down.

10.	Other Terms and Conditions for Exercise of Share Options

(1)

The Share Option Holders may, within the period specified in 4. above, exercise the share options on and after the day immediately following the day on which such Share Option Holders cease to hold their status as either a director or an executive officer of The Minato Bank, Ltd. (such day is called the “Date of Loss of Status”).

(2)

Notwithstanding the provisions of (1) above, the Share Option Holders may, within the period specified in 4. above, exercise the share options only within the respective period stipulated below in the event either of the following situations under (a) and (b) may occur (except, in case of (b), where it is stipulated in a relevant merger agreement, share exchange agreement or share transfer plan that the share options of the Company Subject to Restructuring shall be delivered to the Share Option Holders pursuant to 8. above):

(a)	The Date of Loss of Status did not occur to the Share Option Holder on or before July 21, 2046:

From July 22, 2046 to July 21, 2047

(b)

A proposal for approval of a merger agreement under which the Company becomes the absorbed company, or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes the wholly owned subsidiary, is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary):

Fifteen (15) days from the day immediately following the date of such approval

(3)	The provisions under (1) and (2)(a) above shall not apply to any person who has obtained the share options by inheritance.

(4)	A Share Option Holder may not exercise its share options if it has waived such share options.

11.	Amount of Payment for Share Options

No money is required to be paid in exchange for the share options.

12.	Date of Allotment of Share Options

April 1, 2018

13.	Procedures for Placing Share Option Exercise Request and Making Payment

(1)

Upon exercise of the share options, a “Request for Exercise of Share Options” in the form specified by the Company, with necessary information, name and seal contained within it, shall be submitted to the department for receiving such requests as designated by the Company.

(2)

Concurrently with the submission of a “Request for Exercise of Share Options” under (1) above, the amount obtained by multiplying the value of property to be contributed upon exercise of each share option by the number of the share options shall be paid in full by transfer to the account at a financial institution receiving the payment, which is designated by the Company, in cash at or before the time designated by the Company.

14.	Effective Time of Exercise of Share Options

(1)

The Share Option Holders who have exercised the share options shall become the shareholders of common shares of the Company which are the subject of the share options, pursuant to the provisions of the applicable laws and regulations.

(2)

Immediately after completion of the procedures for exercising the share options, the Company shall follow the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, in his/her account that he/she has opened in advance with a financial instruments business operator, etc. or any other institution designated by the Company.

15.	Handling of Matters Associated with Replacement of Words in Provisions of these Terms and Conditions and Other Measures

If replacement of words in the provisions of these Terms and Conditions or other measures are necessary, the Company may amend these Terms and Conditions by using any method deemed appropriate by the Company to handle matters related to such measures in accordance with the provisions of the Companies Act of Japan and the intent of the share options, and any such amendment shall be deemed to be incorporated in these Terms and Conditions.

16.	Public Notice of Terms and Conditions for Issuance of Share Options

The Company shall keep the original copy of the terms and conditions of share options at its head office and make them available to the Share Option Holders during its business hours.

Attachment 12: Outline of Series 6 Share Options of Resona Holdings, Inc.

1.	Name of Share Options

Series	6 Share Options of Resona Holdings, Inc.

2.	Class and Number of Shares Subject to Share Options

The class of shares subject to the share options shall be the shares of common stock of Resona Holdings, Inc. (the “Company”), and the number of shares subject to each share option (the “Number of Granted Shares”) shall be 336 shares; provided, however, that if the Company conducts share split (including the allotment of shares of common stock of the Company without contribution; hereinafter the same shall apply for the descriptions about a share split) or share consolidation on or after the date of allotment of the share options (the “Allotment Date”), the Number of Granted Shares shall be adjusted by using the following formula by rounding down any fractional share less than one (1) full share arising as a result of the adjustment:

Number of Granted Shares after adjustment	=	Number of Granted Shares before adjustment	x	Ratio of share split or share consolidation

The Number of Granted Shares after adjustment shall apply on and after the day immediately following the record date for the share split (or the effective date of the share split if the record date is not specified) in the event of a share split, or on and after the effective date of the share consolidation in the event of a share consolidation; provided, however, that if a share split is conducted subject to approval of an agenda for increasing the amount of capital or reserves by reducing the amount of surplus at a general meeting of shareholders, and the record date for the share split is a day on or before the closing day of such general meeting of shareholders, the Number of Granted Shares after adjustment shall apply on and after the day following the closing day of such general meeting of shareholders, retroactively commencing on the day immediately following such record date.

Furthermore, on and after the Allotment Date, if the Company conducts merger or company split, or otherwise an adjustment of the Number of Granted Shares is necessary in a situation similar to the foregoing, the Company may adjust the Number of Granted Shares appropriately to a reasonable extent.

Upon making any adjustment of the Number of Granted Shares, the Company shall notify the persons holding each share option described in the share option registry (such persons are hereinafter called the “Share Option Holders”) of, or provide public notice of, necessary matters on or before the day immediately preceding the day on which the Number of Granted Shares after adjustment becomes applicable; provided, however, that if the Company is unable to provide notification or public notice on or before the day immediately preceding such date of application, the Company shall provide notification or public notice promptly after such date of application.

3.	Value of Property to Be Contributed upon Exercise of Share Options

The value of the property to be contributed upon exercise of each share option shall be the amount calculated by multiplying the exercise value of one (1) yen per share to be delivered through exercise of each such share option by the Number of Granted Shares.

4.	Exercise Period of Share Options

From April 1, 2021 to July 21, 2047

5.	Matters concerning Capital and Capital Reserves to Be Increased upon Issuance of Shares through Exercise of Share Options

(1)

The amount by which the capital will increase if shares are issued upon the exercise of the share options will be an amount that is one-half of the maximum amount of increase in the capital and other reserves calculated pursuant to Article 17, Paragraph 1 of the Rules of Corporate Accounting of Japan by rounding up any fractional share less than one (1) full share arising as a result of the calculation.

(2)

The amount by which the capital reserves will increase if shares are issued upon the exercise of the share options shall be the amount obtained by subtracting the amount of the capital to be increased as specified in (1) above from the maximum amount of increase in the capital and other reserves specified in (1) above.

6.	Restriction on Acquisition of Share Options by Transfer

Acquisition	of share options by transfer requires approval by a resolution of the board of directors of the Company.

7.	Acquisition of Share Options by the Company

If any of the proposals listed in (1), (2), (3), (4) or (5) below is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary), the Company may acquire the share options without consideration on the day separately specified by the board of directors of the Company:

(1)	Proposal for approval of a merger agreement under which the Company is the absorbed company;

(2)	Proposal for approval of a company split agreement or company split plan under which the Company is the split company;

(3)	Proposal for approval of a share exchange agreement or share transfer plan under which the Company is the wholly owned subsidiary;

(4)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions for all shares issued by the Company, requiring the approval of the Company for acquisition of such shares by transfer; or

(5)

Proposal for approval of an amendment to the Articles of Incorporation adding the provisions on the terms and conditions of the class of shares subject to share options, requiring the approval of the Company for acquisition of such class of shares or setting forth that all such class of shares should be acquired by the Company through a resolution adopted at a general meeting of shareholders.

8.	Policy for Deciding Terms and Conditions for Delivery of Share Options of a Company subject to Restructuring in Organization Restructuring

In the event that the Company conducts a merger (limited to cases where the Company becomes the absorbed company), an absorption-type company split or incorporation-type company split (in each case, limited to cases where the Company becomes the split company), or a share exchange or share transfer (in each event, limited to cases where the Company becomes the wholly owned subsidiary) (collectively, “Organization Restructuring Action”), the share options of any of the stock companies listed in Article 236, Paragraph 1, Item 8, Sub-items (a) through (e) of the Companies Act of Japan (such companies are collectively called the “Company Subject to Restructuring”) shall be delivered to the Share Option Holders holding the share options remaining (the “Remaining Share Options”) as of the time immediately before the effective date of the Organization Restructuring Action (which means: (a) the day on which an absorption-type merger comes into effect in the event of an absorption-type merger; (b) the day on which a stock company incorporated through a consolidation-type merger is established in the evet of a consolidation-type merger; (c) the day on which an absorption-type company split comes into effect in the event of an absorption-type company split; (d) the day on which a stock company incorporated through an incorporation-type company split is established in the event of an incorporation-type company split; (e) the day on which a share exchange comes into effect in the event of a share exchange; or (f) the day on which a wholly owning parent company incorporated through a share transfer is established in the event of a share transfer; hereinafter the same shall apply), respectively, but on the condition that it is stipulated, in a relevant absorption-type merger agreement, consolidation-type merger agreement, absorption-type company split agreement, incorporation-type company split plan, share exchange agreement or share transfer plan, that the share options of the Company Subject to Restructuring shall be delivered in accordance with each of the following terms and conditions:

(1)	Number of share options of the Company Subject to Restructuring to be delivered:

The share options shall be delivered in the number equal to the number of the Remaining Share Options held by the Share Option Holders.

(2)	Class of shares of the Company Subject to Restructuring which are subject to share options:

The class of shares shall be common shares of the Company Subject to Restructuring.

(3)	Number of shares of the Company Subject to Restructuring which are subject to share options:

The number of shares shall be determined pursuant to (2) above by taking into consideration the terms and conditions, etc. of the Organization Restructuring Action.

(4)	Value of property to be contributed upon exercise of share options:

The value of the property to be contributed upon exercise of each share option delivered shall be the amount calculated by multiplying the Exercise Value after Restructuring set forth below by the number of shares subject to the share options of the Company Subject to Restructuring to be determined pursuant to (3) above. The Exercise Value after Restructuring shall be one (1) yen per share of the shares of the Company Subject to Restructuring which may be delivered through exercise of each such share option to be delivered.

(5)	Exercise period of share options:

The exercise period shall be the period commencing on (a) the starting date of the exercise period of the share options stipulated in 4. above or (b) the effective date of the Organization Restructuring Action, whichever is later, and ending on the expiration date of the exercise period of the share options stipulated in 4. above.

(6)	Matters related to the capital and capital reserves to be increased upon issuance of shares through exercise of share options:

To be determined pursuant to 5. above.

(7)	Restriction on acquisition of share options by transfer:

Acquisition of share options by transfer requires approval by a resolution of the board of directors of the Company Subject to Restructuring.

(8)	Terms and conditions for acquisition of share options:

Tol be determined pursuant to 7. above.

(9)	Other terms and conditions for exercise of share options:

To be determined pursuant to 10. below.

9.	Arrangement for the Treatment of Any Fraction Less than One (1) Full Share Arising upon Exercise of Share Options

If the number of shares to be delivered to a Share Option Holder who has exercised the share options includes any fraction less than one (1) full share, such fraction shall be rounded down.

10.	Other Terms and Conditions for Exercise of Share Options

(1)

The Share Option Holders may, within the period specified in 4. above, exercise the share options on and after the day immediately following the day on which such Share Option Holders cease to hold their status as either a director or an executive officer of The Minato Bank, Ltd. (such day is called the “Date of Loss of Status”).

(2)

Notwithstanding the provisions of (1) above, the Share Option Holders may, within the period specified in 4. above, exercise the share options only within the respective period stipulated below in the event either of the following situations under (a) and (b) may occur (except, in case of (b), where it is stipulated in a relevant merger agreement, share exchange agreement or share transfer plan that the share options of the Company Subject to Restructuring shall be delivered to the Share Option Holders pursuant to 8. above):

(a)	The Date of Loss of Status did not occur to the Share Option Holder on or before July 21, 2046:

From July 22, 2046 to July 21, 2047

(b)

A proposal for approval of a merger agreement under which the Company becomes the absorbed company, or a proposal for approval of a share exchange agreement or share transfer plan under which the Company becomes the wholly owned subsidiary, is approved at a general meeting of shareholders of the Company (or resolved by a board of directors meeting of the Company if a resolution at a general meeting of shareholders is not necessary):

Fifteen (15) days from the day immediately following the date of such approval

(3)	The provisions under (1) and (2)(a) above shall not apply to any person who has obtained the share options by inheritance.

(4)	A Share Option Holder may not exercise its share options if it has waived such share options.

11.	Amount of Payment for Share Options

No money is required to be paid in exchange for the share options.

12.	Date of Allotment of Share Options

April 1, 2021

13.	Procedures for Placing Share Option Exercise Request and Making Payment

(1)

Upon exercise of the share options, a “Request for Exercise of Share Options” in the form specified by the Company, with necessary information, name and seal contained within it, shall be submitted to the department for receiving such requests as designated by the Company.

(2)

Concurrently with the submission of a “Request for Exercise of Share Options” under (1) above, the amount obtained by multiplying the value of property to be contributed upon exercise of each share option by the number of the share options shall be paid in full by transfer to the account at a financial institution receiving the payment, which is designated by the Company, in cash at or before the time designated by the Company.

14.	Effective Time of Exercise of Share Options

(1)

The Share Option Holders who have exercised the share options shall become the shareholders of common shares of the Company which are the subject of the share options, pursuant to the provisions of the applicable laws and regulations.

(2)

Immediately after completion of the procedures for exercising the share options, the Company shall follow the procedures necessary to enter or record the shares acquired by a Share Option Holder through exercise of the share options, in his/her account that he/she has opened in advance with a financial instruments business operator, etc. or any other institution designated by the Company.

15.	Handling of Matters Associated with Replacement of Words in Provisions of these Terms and Conditions and Other Measures

If replacement of words in the provisions of these Terms and Conditions or other measures are necessary, the Company may amend these Terms and Conditions by using any method deemed appropriate by the Company to handle matters related to such measures in accordance with the provisions of the Companies Act of Japan and the intent of the share options, and any such amendment shall be deemed to be incorporated in these Terms and Conditions.

16.	Public Notice of Terms and Conditions for Issuance of Share Options

The Company shall keep the original copy of the terms and conditions of share options at its head office and make them available to the Share Option Holders during its business hours.

Attachment 13: Details of Representations and Warranties of Resona Holdings

(1)	Incorporation and Existence

Resona Holdings is a stock company legally and validly incorporated and existing under the laws of Japan, which has the power and authority necessary for the businesses currently conducted thereby.

(2)	Execution and Performance of this Agreement

Resona Holdings has the power and authority necessary to legally and validly execute this Agreement and to perform its obligations thereunder. Execution of this Agreement and performance of obligations by Resona Holdings are the acts within the scope of Resona Holdings’s corporate purpose. With respect to the execution of this Agreement and the performance of its obligations thereunder, Resona Holdings has legally and validly followed all procedures required by the laws and regulations, etc. (which means the laws, regulations and rules in and outside Japan (including ordinances, etc. of local governments) as well as the decisions and other guidance of the relevant authorities, etc.; the term “relevant authorities, etc.” means courts, supervisory authorities, and other judicial and administrative organs (including regulatory bodies related to competition laws such as the Fair Trade Commission and other regulatory or supervisory bodies), or financial instruments exchanges in or outside Japan, and the term “decisions and other guidance of the relevant authorities, etc.” means judgments (including settlements in court and other decisions which have effects equivalent to judgments), determinations, orders, trial decisions, circular notices, guidance, requests and other decisions made or given by the relevant authorities, etc. as well as the rules and restrictions of the relevant authorities, etc.; hereinafter the same shall apply) as well as the Articles of Incorporation and other internal rules of Resona Holdings.

(3)	Enforceability

This Agreement is legally and validly executed by Resona Holdings. If this Agreement is legally and validly executed by Kansai Mirai Financial Group, this Agreement shall constitute legal, valid and legally binding obligations of Resona Holdings, and such obligations shall be enforceable against Resona Holdings in accordance with each of the provisions of this Agreement unless the enforcement of performance of such obligations is restricted by the laws, regulations, etc.

(4)	Non-existence of Conflict with Laws, Regulations, etc.

The execution of this Agreement and the performance of obligations thereunder by Resona Holdings do not: (i) violate the laws, regulations and other provisions applicable to Resona Holdings; (ii) breach the Articles of Incorporation or other internal rules of Resona Holdings; or (iii) breach the approval and permissions, etc. necessary for Resona Holdings to conduct its businesses, (which means reports, notifications, registrations, approvals, permissions, consents, licenses, agreements, exemptions and other similar acts or procedures made or given to the relevant authorities, etc.; hereinafter the same shall apply).

(5)	Financial Statements

Resona Holdings’s consolidated financial statements and financial statements for the fiscal year ending in March 2019 and fiscal year ending in March 2020 (collectively, “Resona Holdings’s Financial Statements, etc.”) have been prepared in accordance with the corporate accounting principles generally deemed fair and reasonable in Japan, and. fairly presents, in all material respect, the financial conditions, business results and cashflow for the relevant fiscal years. Resona Holdings and its subsidiaries do not have any material obligation, duty, liability or other responsibility (confirmed or contingent, and regardless of the cause thereof) as of the date of execution of this Agreement except for those described or reflected in Resona Holdings’s Financial Statements, etc. and those arising in the course of normal operations of Resona Holdings or its subsidiaries on and after April 1, 2020. To the best of Resona Holdings’s knowledge, during the period from April 1, 2020 to the date of execution of this Agreement, no fact or event has occurred that is likely to have a material adverse effect on the financial condition, business results or cashflow of Resona Holdings or the forecasts thereof.

(6)	Anti-Social Forces

None of Resona Holdings or its subsidiaries is an anti-social force, (which means: (i) an organized crime group, a member of an organized crime group, a person/entity for whom five (5) years have not yet passed since having ceased to be a member of an organized crime group, a quasi-member of an organized crime group, a company affiliated with an organized crime group, a corporate extortionist (“sokaiya”), a racketeer advocating a social movement (“shakai-undo-hyobo-goro”), a special intelligence criminal organization (“tokushu-chino-boryoku-shudan”) or a person/entity equivalent to any of the foregoing (collectively, the “Organized Crime Group Members, etc.”); (ii) a person/entity having any relationship with the Organized Crime Group Members, etc. under which such Organized Crime Group Members, etc. are found to be controlling the management thereof; (iii) a person/entity having any relationship with the Organized Crime Group Members, etc. under which such Organized Crime Group Members, etc. are found to be substantially involved in the management thereof; (iv) a person/entity having any relationship with the Organized Crime Group Members, etc. under which such person/entity is found to have used such Organized Crime Group Members, etc. unlawfully for the purpose of making unjust profits for him/her/itself or any third party, or for the purpose of causing damage to any third party; (v) a person/entity having any relationship with the Organized Crime Group Members, etc. under which such person/entity is found to be involved with such Organized Crime Group Members, etc. by providing funds, etc., or opportunities or assistance for such Organized Crime Group Members, etc.; or (vi) a person/entity whose officers or persons substantially involved in the management thereof have socially reprehensible relationships with the Organized Crime Group Members, etc.; collectively, “Anti-Social Forces”). To the best of Resona Holdings and its subsidiaries’ knowledge, Resona Holdings and its subsidiaries do not currently have any direct relationship with Anti-Social Forces in connection with capital, funds or transactions, and do not have any relationship or interaction therewith, such as monetary payments or provision of opportunities and assistance. Both Resona Holdings and its subsidiaries, at present and in the future, have not elected, and will not elect, persons who belong to Anti-Social Forces or have intentional interactions with Anti-Social Forces, as officers, and have not employed and will not employ, such persons as employees or other workers.

(7)	Information Disclosure

To the best of Resona Holdings’s knowledge, any information disclosed by Resona Holdings to Kansai Mirai Financial Group and its external advisors in connection with the Share Exchange is true and correct in all material respects, and, such information, excluding matters for which the disclosure thereof is restricted by the relevant authorities, etc., does not omit any facts necessary to prevent misinterpretation of any material matters regarding Resona Holdings.

Attachment 14: Details of Representations and Warranties of Kansai Mirai Financial Group

(1)	Incorporation and Existence

Kansai Mirai Financial Group is a stock company legally and validly incorporated and existing under the laws of Japan, which has the power and authority necessary for the businesses currently conducted thereby.

(2)	Execution and Performance of this Agreement

Kansai Mirai Financial Group has the power and authority necessary to legally and validly execute this Agreement and to perform its obligations thereunder. Execution of this Agreement and performance of obligations by Kansai Mirai Financial Group are the acts within the scope of Kansai Mirai Financial Group’s corporate purpose. With respect to the execution of this Agreement and the performance of its obligations thereunder, Kansai Mirai Financial Group has legally and validly followed all procedures required by the laws and regulations, etc. as well as the Articles of Incorporation and other internal rules of Kansai Mirai Financial Group.

(3)	Enforceability

This Agreement is legally and validly executed by Kansai Mirai Financial Group. If this Agreement is legally and validly executed by Resona Holdings, this Agreement shall constitute legal, valid and legally binding obligations of Kansai Mirai Financial Group, and such obligations shall be enforceable against Kansai Mirai Financial Group in accordance with each of the provisions of this Agreement unless the enforcement of performance of such obligations is restricted by the laws, regulations, etc.

(4)	Non-existence of Conflict with Laws, Regulations, etc.

The execution of this Agreement and the performance of obligations thereunder by Kansai Mirai Financial Group do not: (i) violate the laws, regulations and other provisions applicable to Kansai Mirai Financial Group; (ii) breach the Articles of Incorporation or other internal rules of Kansai Mirai Financial Group; or (iii) breach the approval and permissions, etc. necessary for Kansai Mirai Financial Group to conduct its businesses.

(5)	Financial Statements

Kansai Mirai Financial Group’s consolidated financial statements and financial statements for the fiscal year ending in March 2019 and fiscal year ending in March 2020 (collectively, “Kansai Mirai Financial Group’s Financial Statements, etc.”) have been prepared in accordance with the corporate accounting principles generally deemed fair and reasonable in Japan, and. fairly presents, in all material respect, the financial conditions, business results and cashflow for the relevant fiscal years. Kansai Mirai Financial Group and its subsidiaries do not have any material obligation, duty, liability or other responsibility (confirmed or contingent, and regardless of the cause thereof) as of the date of execution of this Agreement except for those described or reflected in Kansai Mirai Financial Group’s Financial Statements, etc. and those arising in the course of normal operations of Kansai Mirai Financial Group or its subsidiaries on and after April 1, 2020. To the best of Kansai Mirai Financial Group’s knowledge, during the period from April 1, 2020 to the date of execution of this Agreement, no fact or event has occurred that is likely to have a material adverse effect on the financial condition, business results or cashflow of Kansai Mirai Financial Group or the forecasts thereof.

(6)	Anti-Social Forces

None of Kansai Mirai Financial Group or its subsidiaries is an Anti-Social Force. To the best of Kansai Mirai Financial Group and its subsidiaries’ knowledge, Kansai Mirai Financial Group and its subsidiaries do not currently have any direct relationship with Anti-Social Forces in connection with capital, funds or transactions, and do not have any relationship or interaction therewith, such as monetary payments or provision of opportunities and assistance. Both Kansai Mirai Financial Group and its subsidiaries, at present and in the future, have not elected, and will not elect, persons who belong to Anti-Social Forces or have intentional interactions with Anti-Social Forces, as officers, and have not employed and will not employ, such persons as employees or other workers.

(7)	Information Disclosure

To the best of Kansai Mirai Financial Group’s knowledge, any information disclosed by Kansai Mirai Financial Group to Resona Holdings and its external advisors in connection with the Share Exchange is true and correct in all material respects, and, such information, excluding matters for which the disclosure thereof is restricted by the relevant authorities, etc., does not omit any facts necessary to prevent misinterpretation of any material matters regarding Kansai Mirai Financial Group.

Articles of Incorporation of Resona Holdings, Inc.

Chapter I    General Provisions

Article 1. (Trade Name)

The Company shall be called Kabushiki Kaisha Resona Holdings and shall be expressed as Resona Holdings, Inc. in English.

Article 2. (Purposes)

The purposes of the Company shall be to engage in the following businesses as a bank holding company:

1. management and control of the bank holding company group to which the Company belongs and any other business incidental or relating thereto; and

2. in addition to the business described in the preceding item, the business in which the bank holding company may engage under the Banking Act.

Article 3. (Location of Head Office)

The	head office of the Company shall be located in Koto-ku, Tokyo.

Article 4. (Method of Public Notice)

The method of public notices of the Company shall be electronic public notices; provided, however, that if the Company is unable to give a public notice by way of an electronic public notice because of an accident or any other unavoidable reason, it shall be made by publishing the notice in the Nihon Keizai Shimbun.

Chapter II    Shares

Article 5. (Total Number of Authorized Shares and Total Number of Authorized Shares in Each Class)

The total number of shares that may be issued by the Company shall be 6,020,000,000sharesand the total number of shares in each class that may be issued by the Company shall be as described below; provided, however, that the total number of authorized shares in each class with respect to the First through Fourth Series of Class 7 Preferred Shares shall not exceed 10,000,000 shares in the aggregate and the total number of authorized shares in each class with respect to the First through Fourth Series of Class 8 Preferred Shares shall not exceed 10,000,000 shares in the aggregate, respectively.

Ordinary	Shares: 6,000,000,000 shares

First	Series of Class 7 Preferred Shares: 10,000,000 shares

Second	Series of Class 7 Preferred Shares: 10,000,000 shares

Third	Series of Class 7 Preferred Shares: 10,000,000 shares

Fourth	Series of Class 7 Preferred Shares: 10,000,000 shares

First	Series of Class 8Preferred Shares: 10,000,000 shares

Second	Series of Class 8Preferred Shares: 10,000,000 shares

Third	Series of Class 8Preferred Shares: 10,000,000 shares

Fourth	Series of Class 8Preferred Shares: 10,000,000 shares

Article 6. (Share Unit)

The share unit for all classes of shares of the Company shall be one hundred (100).

Article 7. (Rights in Relation to Shareholdings Less Than One Unit)

A shareholder of the Company may not exercise any rights with respect to shares less than one unit held by such shareholder, other than the following rights:

1. rights described in items of Article 189, Paragraph 2 of the Companies Act;

2. rights to submit a demand pursuant to the provisions of Article 166, Paragraph 1 of the Companies Act;

3. rights to receive allotment of shares for subscription or allotment of share options for subscription in accordance with the number of shares held by shareholders; and

4. rights to submit a demand pursuant to the provisions of the following Article.

Article 8. (Additional Purchase of Shares Less Than One Unit)

A shareholder of the Company may, in accordance with the Share Handling Regulations, submit to the Company a demand that the Company sell to such shareholder such number of shares which, together with the number of shares less than one unit held by such shareholder, would constitute one share unit.

Article 9. (Administrator of Shareholder Registry)

1. The Company shall install an Administrator of Shareholder Registry.

2. The Administrator of Shareholder Registry and its handling offices shall be determined by resolution of the Board of Directors meeting and the Company shall give public notice thereof.

3. The Shareholder Registry and the Share Option Registry of the Company shall be prepared by the Administrator of Shareholder Registry and kept at the handling offices of the Administrator of Shareholder Registry, and notation or recording in the Shareholder Registry and the Share Option Registry and other administrations relating to shares shall be handled by the Administrator of Shareholder Registry, but not by the Company.

Article 10. (Share Handling Regulations)

Procedure for exercise of rights as a shareholder of the Company, notation or recording in the Shareholder Registry and the Share Option Registry and other administrations relating to shares, as well as fees related thereto, shall be as set forth in the Share Handling Regulations prescribed by the Board of Directors, in addition to applicable laws and regulations or these Articles of Incorporation.

Chapter III Preferred Shares

Article 11. (Preferred Dividends)

1. In the event that the Company pays dividends of surplus set forth in Article 51(excluding the interim dividends provided for in Paragraph 1 of Article 51), the Company shall pay to shareholders of preferred shares (hereinafter referred to as the “Preferred Shareholders”) or registered share pledgees of preferred shares (hereinafter referred to as the “Registered Pledgees of Preferred Shares”), prior to the payment to shareholders of ordinary shares (hereinafter referred to as the “Ordinary Shareholders”) or registered share pledgees of ordinary shares (hereinafter referred to as the “Registered Pledgees of Ordinary Shares”), dividends of surplus in the respective amounts described below (hereinafter referred to as the “Preferred Dividends”); provided, however, that if the Preferred Interim Dividends provided for in Article 12 were paid during the business year immediately preceding the payment of dividends of surplus, the amounts of the Preferred Dividends shall be reduced by the amounts of such Preferred Interim Dividends.

First through Fourth Series of Class 7 Preferred Shares: An amount of money per share equivalent to the amount to be paid in per share of the First through Fourth Series of Class 7 Preferred Shares(which shall not exceed JPY 35,000 per share for the First through Fourth Series of Class 7 Preferred Shares) multiplied by the rate of dividends to be determined in the manner prescribed by a resolution of the Board of Directors prior to an issue of shares of such preferred shares shall be paid. Provided, the rate of dividends shall not exceed, in case of a fixed rate of dividends, 10% per annum, or, in case of a variable rate of dividends, LIBOR, TIBOR, swap rate or any other benchmark for interest rate used generally in issue of securities plus 5% per annum.

First through Fourth Series of Class 8 Preferred Shares: An amount of money per share equivalent to the amount to be paid in per share of the First through Fourth Series of Class 8 Preferred Shares (which shall not exceed JPY 35,000 per share for the First through Fourth Series of Class 8 Preferred Shares) multiplied by the rate of dividends to be determined in the manner prescribed by a resolution of the Board of Directors prior to an issue of shares of such preferred shares shall be paid. Provided, the rate of dividends shall not exceed, in case of a fixed rate of dividends, 10% per annum, or, in case of a variable rate of dividends, LIBOR, TIBOR, swap rate or any other benchmark for interest rate used generally in issue of securities plus 5% per annum.

2. If the total amounts of dividends of surplus (excluding in this paragraph and in paragraph 3 the amounts of Preferred Interim Dividends paid during the same business year) that are paid to the Preferred Shareholders or the Registered Pledgees of Preferred Shares in any business year fall short of the amounts of the Preferred Dividends, the amounts of the shortage shall not accrue to the subsequent business years.

3. The total amounts of dividends of surplus to be paid to the Preferred Shareholders or the Registered Pledgees of Preferred Shares in a business year shall be limited to the amounts of the Preferred Dividends set forth in paragraph 1, and no dividends of surplus shall be paid to the Preferred Shareholders or the Registered Pledgees of Preferred Shares in excess thereof.

Article 12. (Preferred Interim Dividends)

In the event that the Company declares the interim dividends provided for in Paragraph 1 of Article 51, the Company shall pay to the Preferred Shareholders or the Registered Pledgees of Preferred Shares, prior to the payment to the Ordinary Shareholders or the Registered Pledgees of Ordinary Shares, interim dividends (referred to as the “Preferred Interim Dividends” in these Articles of Incorporation) in the amounts up to one-half of the amounts per share of the Preferred Dividends.

Article 13. (Distribution of Residual Assets)

1. If the Company distributes the residual assets, the Company shall pay to the Preferred Shareholders or the Registered Pledgees of Preferred Shares, prior to the payment to the Ordinary Shareholders or the Registered Pledgees of Ordinary Shares, the respective amounts of money specified below:

First through Fourth Series of Class 7 Preferred Shares: An amount of money per share equivalent to the amount to be paid in per share of the First through Fourth Series of Class 7 Preferred Shares multiplied by the ratio to be determined in the manner prescribed by a resolution of the Board of Directors prior to an issue of shares of such preferred shares. Provided the maximum of such ratio shall be 120% and the minimum of such ratio shall be 80%.

First through Fourth Series of Class 8 Preferred Shares: An amount of money per share equivalent to the amount to be paid in per share of the First through Fourth Series of Class 8 Preferred Shares multiplied by the ratio to be determined in the manner prescribed by a resolution of the Board of Directors prior to an issue of shares of such preferred shares. Provided the maximum of such ratio shall be 120% and the minimum of such ratio shall be 80%.

2.No distribution of residual assets shall be made to the Preferred Shareholders or the Registered Pledgees of Preferred Shares other than as set forth in the preceding paragraph.

Article 14. (Acquisition of Preferred Shares under Agreement with Shareholders)

When a decision under Paragraph 1 of Article 160 of the Companies Act is made with respect to acquisition of preferred shares, Paragraphs 2 and 3 of that Article shall not apply.

Article 15. (Votes)

The Preferred Shareholders may not exercise votes on any matter at the shareholders meetings; provided, however, that the Preferred Shareholders may exercise votes (if, where the provisions of Article 50 are effective by virtue of Paragraph 2 of Article 459 and Paragraph 2 of Article 460 of the Companies Act, a resolution to pay the full amount of the Preferred Dividends is not made at a resolution of the Board of Directors under Paragraph 3 of Article 436 of the Companies Act) from the time of such resolution, (if, where the provisions of Article 50 are not effective by virtue of Paragraph 2 of Article 459 and Paragraph 2 of Article 460 of the Companies Act, a proposal for payment of the full amount of the Preferred Dividends is not submitted to an annual shareholders meeting) from such annual shareholders meeting and (if a proposal for payment of the full amount of the Preferred Dividends is submitted but disapproved at an annual shareholders meeting) from the conclusion of such annual shareholders meeting, until a resolution of the Board of Directors made pursuant to the provisions of Article 50 in the circumstances where such provisions are effective by virtue of Paragraph 2 of Article 459 and Paragraph 2 of Article 460 of the Companies Act or a resolution of an annual shareholders meeting to pay the full amount of the Preferred Dividends is made.

Article 16. (Call Provision of Preferred Shares)

1. The Company may, on one or more days to be determined separately by the Representative Executive Officer pursuant to the provisions of Paragraph 1 of Article 168 of the Companies Act which shall be dates after the date prescribed by a resolution of the Board of Directors prior to an issue of shares of the First through Fourth Series of Class 7 Preferred Shares, acquire all or part of shares of such preferred shares, and in such case the Company shall pay, in exchange for each share of such preferred shares, the amount of money prescribed by a resolution of the Board of Directors prior to an issue of shares of such preferred shares; provided, however, that such amount shall not exceed the amount to be paid in per share of such preferred shares multiplied by 120%, plus the amount equivalent to the accrued dividends of surplus (which shall mean the amount of the Preferred Dividends prorated for the period from the first day of the business year in which the acquisition takes place through the day of acquisition (including such first day and the day of acquisition), less the amount of the Preferred Interim Dividends if the same was paid during the same business year).

2. The Company may, on one or more days to be determined separately by the Representative Executive Officer pursuant to the provisions of Paragraph 1 of Article 168 of the Companies Act which shall be dates after the date prescribed by a resolution of the Board of Directors prior to an issue of shares of the First through Fourth Series of Class 8 Preferred Shares, acquire all or part of shares of such preferred shares, and in such case the Company shall pay, in exchange for each share of such preferred shares, the amount of money prescribed by a resolution of the Board of Directors prior to an issue of shares of such preferred shares; provided, however, that such amount shall not exceed the amount to be paid in per share of such preferred shares multiplied by 120%, plus the amount equivalent to the accrued dividends of surplus (which shall mean the amount of the Preferred Dividends prorated for the period from the first day of the business year in which the acquisition takes place through the day of acquisition (including such first day and the day of acquisition), less the amount of the Preferred Interim Dividends if the same was paid during the same business year).

3. Upon occurrence of an event to be prescribed by a resolution of the Board of Directors prior to an issue of shares of the First through Fourth Series of Class 7 Preferred Shares and the First through Fourth Series of Class 8 Preferred Shares as a case where it becomes necessary to acquire such preferred shares pursuant to the capital adequacy requirements, which event shall be either or both of (a) an event so prescribed as where it is determined that the Company would become non-viable without (1) write-off or conversion into Ordinary Shares or (2) public sector injection of capital, or equivalent support, and it is also determined that such measures must be taken(hereinafter referred to as the “Viability Event”), and/or(b)the arrival of a certain date (hereinafter referred to as the “Mandatory Convertible Event”), the Company shall acquire all of such preferred shares. In the case of the occurrence of the Viability Event, the Company shall acquire such preferred shares without consideration (i) on a certain date, to be determined separately by the Representative Executive Officer pursuant to the provisions of Paragraph 1 of Article 168 of the Companies Act, that falls within a certain period (prescribed by the resolution of the Board of Directors mentioned above) after the occurrence of such Viability Event, or (ii) if such date does not exist, as of the last day of such period. In the case of the occurrence of the Mandatory Convertible Event, the Company shall acquire such preferred shares in exchange for the delivery of Ordinary Shares on a certain date on which such Mandatory Convertible Event occurs. The calculation method for the number of shares, etc. and other terms of acquisition in cases where Ordinary Shares are to be delivered in exchange for acquisition of such preferred shares shall be prescribed by a resolution of the Board of Directors to a reasonable extent prior to an issue of such preferred shares in light of market conditions and amount of distribution of residual assets related to such preferred shares, etc.

4. When pursuant to paragraphs 1 and2above the Company acquires part of shares of the First through Fourth Series of Class 7 Preferred Shares or the First through Fourth Series of Class 8 Preferred Shares, the Representative Executive Officer shall select shares to be acquired by drawing lots.

Article 17. (Priority)

Each class of preferred shares shall rank pari passu in terms of the priority of payments of the Preferred Dividends and the Preferred Interim Dividends and distribution of residual assets.

Chapter IV    Shareholders Meetings

Article 18. (Calling)

1. An annual shareholders meeting shall be called within three (3) months from the day immediately following the last day of each business year, and an extraordinary shareholders meeting may be called from time to time, whenever necessary.

2. A shareholders meeting shall be called at the location of the head office, in any of the wards in Tokyo or in Osaka-city.

3. Unless otherwise provided in laws or regulations, a shareholders meeting shall be called by the Director and President of the Company upon a resolution of the Board of Directors. If the Director and President of the Company is unable to perform his duties or this position is vacant, another Director shall perform such duties according to the order determined in advance by the Board of Directors.

Article 19. (Record Date)

The shareholders having votes who are stated or recorded in the Shareholder Registry as at the close of the last day of each business year of the Company shall be the persons who may exercise their votes at the annual shareholders meeting for such business year of the Company.

Article 20. (Disclosure Via Internet of Reference Documents for Shareholders Meetings, Etc. and Deemed Provision Thereof)

The Company may, when calling a shareholders meeting, be deemed to have provided to its shareholders information related to matters to be specified or indicated in reference documents for the shareholders meeting, a business report, financial statements and consolidated financial statements by way of disclosure using the Internet pursuant to the provisions of the applicable ordinance of the Ministry of Justice.

Article 21. (Method of Resolutions)

1. Unless otherwise provided for in laws or regulations or these Articles of Incorporation, the resolutions of the shareholders meeting shall be made by a majority of the votes of the shareholders present at the meeting who are entitled to exercise their votes.

2. Resolutions provided for in Paragraph 2 of Article 309 of the Companies Act shall be made by a majority of two thirds or more of the votes of the shareholders present at the meeting where the shareholders holding one third or more of the votes of the shareholders entitled to exercise their votes at such meeting are present.

Article 22. (Proxies Voting)

1. A shareholder may exercise its votes by appointing as proxy another shareholder of the Company having votes.

2. The shareholder or proxy described under the preceding paragraph shall submit to the Company a document evidencing the authority of proxy for each shareholders meeting.

Article 23. (Chairperson)

The Director and President of the Company shall act as chairperson at the shareholders meeting. If the Director and President of the Company is unable to perform his duties or this position is vacant, another Director shall perform such duties according to the order determined in advance by the Board of Directors.

Article 24. (Class Meetings)

1. The provisions of Paragraph 2 and 3 of Article 18, Article 19, Article 22and Article 23shall apply mutatis mutandis to class meetings.

2. The provisions of Paragraph 1 of Article 21shall apply mutatis mutandis to resolutions of class meetings provided for in Paragraph 1 of Article 324 of the Companies Act, and the provisions of Paragraph 2 of Article 21shall apply mutatis mutandis to resolutions of class meetings provided for in Paragraph 2 of Article 324 of the Companies Act.

3. In cases where the Company carries out an act listed in each Item of Paragraph 1 of Article 322 of the Companies Act, no resolution of class meetings of the First through Fourth Series of Class 7 Preferred Shares or the First through Fourth Series of Class 8 Preferred Shares shall be required.

Chapter V    Directors and Board of Directors

Article 25. (Establishment of Board of Directors)

The Company shall have a Board of Directors.

Article 26. (Number)

1. The number of Directors of the Company shall be not more than fifteen (15).

2. Two (2) or more of the Directors provided for in the preceding paragraph shall be Outside Directors (which term hereinafter means Outside Directors provided for in Item 15 of Article 2 of the Companies Act).

Article 27. (Method of Election)

1. Resolutions for the election of Directors shall be made by the majority of the votes of the shareholders present at the shareholders meeting where the shareholders holding one third or more of the votes of the shareholders entitled to exercise their votes are present.

2. Cumulative votes shall not be permitted for resolutions on the election of Directors provided in the preceding paragraph.

Article 28. (Terms of Office)

1. The Directors’ terms of office shall continue until the conclusion of the annual shareholders meeting for the last business year ending within one (1) year from the time of their election.

2. The term of office of a Director who is elected to fill a vacancy or to increase the number of Directors shall continue until the time of the expiration of the other Directors’ terms of office.

Article 29. (Decisions on Operations)

1. The Board of Directors shall make decisions on the matters provided for in Paragraph 1 of Article 416 of the Companies Act and other matters provided in laws or regulations, and shall supervise the execution of the duties by the Directors and the Executive Officers.

2.The Board of Directors may, by resolutions of the same, delegate decisions on the execution of the operations of the Company to the Executive Officers, to the extent not violating laws or regulations.

Article 29-2. (Chairman)

The Chairman may be appointed from among the Directors by a resolution of the Board of Directors.

Article 30. (Convenor and Chairperson of the Board of Directors Meeting)

1. Unless otherwise provided in laws or regulations, a Board of Directors meeting shall be called by a Director designated by the Board of Directors and such Director shall act as chairperson at the meeting.

2. If the Director designated pursuant to the preceding paragraph is unable to perform his duties or this position is vacant, another Director shall perform such duties according to the order determined in advance by the Board of Directors.

3. Notwithstanding the provisions of the preceding two paragraphs, a Director who is a member of a Committee provided for in Article 35and who is appointed by such Committee may call a meeting of the Board of Directors.

Article 31. (Notice of Calling)

1. Notice of calling of a Board of Directors meeting shall be dispatched to each Director no later than three (3) days prior to the day of the Board of Directors meeting; provided, however, that such notice period may be shortened in case of emergency.

2. If the consent of all Directors is obtained, a Board of Directors meeting may be held without taking the procedures of calling.

Article 32. (Operations)

1. The Board of Directors meeting shall be operated in accordance with the Regulations of the Board of Directors prescribed by the Board of Directors, as well as in accordance with laws and regulations and these Articles of Incorporation.

2. The resolution of the Board of Directors meeting shall be made by a majority of the Directors present at the meeting where the majority of the Directors entitled to participate in the vote are present.

3. If all Directors who are entitled to vote agree in writing or by means of electromagnetic records to any of the matters which is the purpose of the resolution of the Board of Directors meeting, it shall be deemed that the resolution to approve such matter at the Board of Directors meeting has been made.

Article 33. (Remunerations)

The financial benefits received from the Company as a consideration for the execution of the duties of the Directors, such as remunerations and bonus (hereinafter referred to as “Remunerations”) shall be fixed by the Compensation Committee.

Article 34. (Exemption from Liability)

1. The Company may, by resolutions of the Board of Directors, exempt the Directors (including the persons who were Directors) from liability as Directors under Paragraph 1 of Article 423 of the Companies Act, to the extent permitted by laws and regulations.

2. The Company may enter into contracts with Directors (excluding those falling in Executive Directors, Etc.) that the liability of such Directors under Paragraph 1 of Article 423 of the Companies Act shall be limited to the sum of the amounts provided for in each item of Paragraph 1 of Article 425 of the Companies Act.

Chapter VI    Nominating Committee, Audit Committee and Compensation Committee

Article 35. (Organization of Each Committee)

1. The Company shall have the Nominating Committee, the Audit Committee and the Compensation Committee.

2. Each Committee shall be composed of three (3) or more Directors, the majority of whom shall be Outside Directors.

3. A committee member of the Audit Committee may not concurrently act as an Executive Officer or manager or other employee of the Company or a subsidiary of the Company or the Executive Director of such subsidiary.

4. The committee members of each Committee shall be appointed from among the Directors by resolutions of the Board of Directors.

Article 36. (Convenor and Chairperson of Committee Meetings)

1. A Committee meeting shall be called by the committee member who shall be appointed in advance and such member shall act as a chairperson of the meeting.

2. Notwithstanding the preceding paragraph, each committee member may call a Committee meeting from time to time, whenever necessary.

Article 37. (Notice of Calling)

1. Notice of calling of a Committee meeting shall be dispatched to each committee member no later than one (1) week prior to the day of such meeting; provided, however, that such period may be shortened in case of emergency.

2. If the consent of all committee members is obtained, a Committee meeting may be held without taking the procedures for calling.

Article 38. (Operations)

Each Committee meeting shall be operated in accordance with the rules of each Committee prescribed by such Committee, as well as in accordance with laws and regulations and these Articles of Incorporation.

Chapter VII    Executive Officers

Article 39. (Number)

The number of Executive Officers of the Company shall be not less than one (1).

Article 40. (Method of Election)

Executive Officers shall be elected by resolutions of the Board of Directors.

Article 41. (Terms of Office)

1. The Executive Officers’ terms of office shall continue until the conclusion of the first Board of Directors meeting called after the conclusion of the annual shareholders meeting for the last business year ending within one (1) year from the time of their election.

2. The term of office of an Executive Officer who is elected to fill a vacancy or to increase the number of the Executive Officers shall continue until the time of the expiration of the other Executive Directors’ terms of office.

Article 42. (Representative Executive Officers and Executive Officers with Title)

1. One or more Representative Executive Officers shall be appointed by resolutions of the Board of Directors.

2. The President shall be appointed from among the Executive Officers by a resolution of the Board of Directors.

3. One or more Vice Presidents, Senior Managing Executive Officers and Managing Executive Officers may be appointed from among the Executive Officers by resolutions of the Board of Directors.

4. The Board of Directors may decide matters regarding the interrelationship between the Executive Officers including the division of duties between the Executive Officers and hierarchy of commands of the Executive Officers, and shall promptly notify each Executive Officer of such determinations.

Article 43. (Remunerations)

1. The Remunerations of the Executive Officers shall be fixed by the Compensation Committee.

2. If an Executive Officer acts concurrently as an employee, including manager, of the Company, the same shall apply to Remunerations received as an employee, including manager.

Article 44. (Exemption from Liability)

The Company may, by resolution of the Board of Directors, exempt the Executive Officers (including the persons who were Executive Officers) from liability as Executive Officers under Paragraph 1 of Article 423 of the Companies Act, to the extent permitted by laws and regulations.

Article 45. (Regulations of Executive Officers)

Matters regarding the Executive Officers shall be set forth in the Regulations of Executive Officers prescribed by the Board of Directors, in addition to laws and regulations and these Articles of Incorporation.

Chapter VIII    Accounting Auditor

Article 46. (Establishment of Accounting Auditor)

The Company shall have an Accounting Auditor.

Article 47. (Method of Election)

An Accounting Auditor shall be elected by a resolution of a shareholders meeting.

Article 48. (Term of Office)

1. An Accounting Auditor’s term of office shall continue until the conclusion of the annual shareholders meeting for the last business year ending within one (1) year from its election.

2. Unless otherwise resolved at the annual shareholders meeting under the preceding paragraph, an Accounting Auditor shall be deemed to have been re-elected at such annual shareholders meeting.

Chapter IX    Accounting

Article 49. (Business Year)

The business year of the Company shall be from April 1 of each year until March 31 of the following year.

Article 50. (Organs That Decide Dividends of Surplus, Etc.)

The Company shall decide distribution of dividends of surplus and other matters provided for in each item of Paragraph 1 of Article 459 of the Companies Act, not by resolutions of a shareholders meeting, but by resolution of the Board of Directors, unless otherwise provided in laws or regulations.

Article 51. (Record Date for Distribution of Dividends of Surplus)

1. The record dates for distribution of dividends of surplus by the Company shall be March 31 and September 30 of each year (in these Articles of Incorporation, distribution of dividends of surplus made with the record date of September 30 of each year shall be referred to as “interim dividends”).

2. In addition to distribution of dividends of surplus provided for in the preceding paragraph, the Company may distribute dividends of surplus by setting any other day as a record date therefor.

Article 52. (Limitation of Time for Payment of Dividends)

If payment of money by any distribution of dividends of surplus is not claimed within five (5) years from the date of commencement of such payment, the Company shall be discharged from the obligation to make such payment.

End